Pacific
Capital Funds®
of
Cash Assets Trust

380 Madison Avenue, Suite 2300
New York, NY 10017
800-437-1020  212-697-6666

Tickers

	Original Shares:	Service Shares:
Pacific Capital Cash Assets Trust	CATXX	CASXX
Pacific Capital Tax-Free Cash Assets Trust	TFCXX	TFAXX
Pacific Capital U.S. Government Securities Cash Assets Trust	USCXX	UCSXX

Prospectus
July 31, 2010

Cash Assets Trust (the “Trust”) consists of three separate portfolios: Pacific Capital Cash Assets Trust (the “Cash Fund”), Pacific Capital Tax-Free Cash Assets Trust (the “Tax-Free Fund”) and Pacific Capital U.S. Government Securities Cash Assets Trust (the “Government Securities Fund”).  The Cash Fund, the Tax-Free Fund and the Government Securities Fund are each a “Fund” and collectively referred to as the “Funds.”

The Securities and Exchange Commission has not approved or disapproved the Trust’s securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Cash Fund Summary	1
Investment Objective	1

Fees and Expenses of the Fund	1

Shareholder Fees	1

Principal Investment Strategies	2

Principal Risks	2

Fund Performance	3

Management	4

Purchase and Sale of Fund Shares	4

Tax Information	4

Payment to Broker-Dealers and Other Financial Intermediaries	4

Tax-Free Fund Summary	5
Investment Objective	5

Fees and Expenses of the Fund	5

Shareholder Fees	5

Principal Investment Strategies	6

Principal Risks	6

Fund Performance	8

Management	9

Purchase and Sale of Fund Shares	9

Tax Information	9

Payment to Broker-Dealers and Other Financial Intermediaries	9
Government Securities Fund Summary	10
Investment Objective	10

Fees and Expenses of the Fund	10

Shareholder Fees	10

Principal Investment Strategies	11

Principal Risks	11

Fund Performance	12

Management	13

Purchase and Sale of Fund Shares	13

Tax Information	13

Payment to Broker-Dealers and Other Financial Intermediaries	13
Cash Fund: Objective, Investment Strategies, Main Risks	14
Tax-Free Fund: Objective, Investment Strategies, Main Risks	16
Government Securities Fund: Objective, Investment Strategies, Main Risks	20
Management of the Funds	22

Net Asset Value per Share	23
Purchases	23

Redeeming Your Investment	27

Distribution Arrangements	31
Dividends	32

Tax Information	33

Financial Highlights	36

PACIFIC CAPITAL CASH ASSETS TRUST

Fund Summary

Investment Objective

The Fund’s objective is to achieve a high level of current income, stability and liquidity for investors’ cash assets by investing in a diversified portfolio of short-term “money market” securities meeting specific quality standards.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about eligibility requirements for each share class is available from your financial advisor and in "Purchases – Opening an Account” on page 23 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Original Shares	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Investment Advisory Fee	0.40%	0.40%

Distribution (12b-1) Fee	None	0.25%

Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses(1)	0.63%	0.88%

(1) This expense information has been restated to reflect current fee arrangements.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Original Shares	$64	$202	$351	$786
Service Shares	$90	$281	$488	$1,084

Principal Investment Strategies

The Fund seeks to attain its objective by investing in short-term money-market securities denominated in U.S. dollars that are of high quality and present minimal credit risks. Under the current management policies, the Fund invests only in the following types of obligations:

(1) Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(2) Bank obligations and instruments secured by them. (“Banks” include commercial banks, savings banks and savings and loan associations; they include foreign banks and foreign branches of United States banks.)

(3) Short-term corporate debt known as “commercial paper.”

(4) Corporate debt obligations (for example, bonds and debentures). Debentures are a form of unsecured corporate debt.

(5) Variable amount master demand notes which are repayable on not more than 30 days’ notice.

(6) Repurchase agreements.

(7) Refunded Securities are debt securities the principal and interest of which are paid by “Government Securities” (as defined in the Investment Company Act of 1940 as amended (the “1940 Act”)) that have been placed in an escrow account and pledged only to the payment of the debt security. In general, Government Securities are those the principal and interest of which are paid by or are guaranteed by the U.S. Government or its instrumentalities.  The Fund will invest only in Refunded Securities meeting the applicable requirements of Rule 5b-3 under the 1940 Act.

The Fund seeks to maintain a net asset value of $1.00 per share. Under applicable regulations, it is subject to related maturity, quality, diversification and liquidity requirements.

Principal Risks

An investment in the Fund is not a deposit in, nor endorsed or guaranteed by, any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them. Variable amount master demand notes repayable in more than seven days are securities which are not readily marketable, and fall within the Fund’s limitation on securities which are illiquid. These notes are also subject to credit risk.

Repurchase agreements involve some risk to the Fund if the other party does not fulfill its obligations under the agreement.

There are two specific types of risk associated with debt obligations: interest rate risk and credit risk.

*Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities will normally decline. All fixed-rate debt securities, even the most highly rated, are subject to interest rate risk.

*Credit risk relates to the ability of the particular issuers of the obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

Investments in foreign banks and foreign branches of United States banks involve certain risks. Foreign banks and foreign branches of domestic banks may not be subject to regulations that meet U.S. standards. Investments in foreign banks and foreign branches of domestic banks may also be subject to other risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and the establishment of exchange controls or other restrictions.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for the designated periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS
Original Shares
2000 – 2009

10%
 8%
     5.96
 6%  XXXX
     XXXX                          4.53 4.72
 4%  XXXX 3.48                     XXXX XXXX
     XXXX XXXX                     XXXX XXXX
 2%  XXXX XXXX 1.42           2.70 XXXX XXXX 2.18
     XXXX XXXX XXXX 0.95 1.10 XXXX XXXX XXXX XXXX
 0%  XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX 0.24
     2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

                                                        Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 1.54% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.02% (quarter ended September 30, 2009).

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Original Shares	0.24%	2.86%	2.71%
Service Shares	0.12%	2.63%	2.47%

Please call (800) 437-1020 toll-free to obtain the Fund’s most current seven-day yield.

Management

Investment Adviser: Asset Management Group of Bank of Hawaii

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Service Shares either through a financial advisor or directly from the Fund. Subject to certain limited exceptions, Original Shares may be purchased, redeemed or exchanged only through a financial intermediary. The minimum initial purchase into the Fund is $1,000, and $50 if an automatic investment program is established. There is no minimum for subsequent investments.

Tax Information

The Fund's distributions of its net income will generally be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide safety of principal while achieving as high a level as possible of liquidity and of current income exempt from Federal and Hawaii income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about eligibility requirements for each share class is available from your financial advisor and in "Purchases – Opening an Account” on page 23 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Original Shares	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Investment Advisory Fee	0.32%	0.32%

Distribution (12b-1) Fee	None	0.25%

Other Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses(1)	0.52%	0.77%
(1) This expense information has been restated to reflect current fee arrangements.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Original Shares	$53	$167	$291	$653
Service Shares	$79	$246	$428	$954

Principal Investment Strategies

The Fund seeks to attain this objective by investing in municipal obligations of Hawaiian issuers to the extent that obligations of the desired quality, maturity and interest rate are available; otherwise by investing in similar obligations of non-Hawaii issuers. These obligations must have remaining maturities not exceeding 397 days, must be of high quality and must present minimal credit risks. At least 80% of the Tax-Free Fund’s assets must be invested in Municipal Obligations (as defined below).

The Fund may invest up to 20% of its assets in Municipal Obligations subject to the alternative minimum tax.

Under the current management policies, the Fund invests only in the following types of obligations:

Municipal Obligations

The term “Municipal Obligations” is used to mean obligations with maturities of 397 days or less paying interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from regular Federal income taxes. “Hawaiian Obligations” are Municipal Obligations, including those of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, paying interest which, in the opinion of bond counsel or other appropriate counsel, is also exempt from Hawaii state income taxes.

Since it is not possible to predict the extent to which suitable Hawaiian Obligations will be available for investment, the Tax-Free Fund has no investment restriction limiting the proportion of its portfolio which it may invest in other Municipal Obligations.

           Municipal Obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. Such obligations include:

Municipal Bonds

Municipal bonds generally have a maturity at the time of issuance of up to 30 years. The Fund can purchase only those with a remaining maturity of 397 days or less.

Municipal Notes

Municipal notes generally have maturities at the time of issuance of three years or less. These notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements or of other revenues. The ability of an issuer to make payments is therefore dependent on these tax receipts, proceeds from bond sales or other revenues, as the case may be.

Municipal Commercial Paper

Municipal commercial paper is a debt obligation with a stated maturity of 397 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

The Fund seeks to maintain a net asset value of $1.00 per share. Under applicable regulations, it is subject to related maturity, quality, diversification and liquidity requirements.

Principal Risks

The Fund’s assets, being primarily Hawaiian issues, are subject to economic and other conditions affecting Hawaii. Adverse local events, such as a downturn in the Hawaiian economy, could affect the value of the Fund’s portfolio.

An investment in the Fund is not a deposit in, nor endorsed or guaranteed by, any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodial agreement approved by the Fund between that bank and the Fund’s custodian. Such obligations are also subject to credit risk.

Repurchase agreements involve some risk to the Fund if the other party does not fulfill its obligations under the agreement.

The value of money-market instruments tends to fall if prevailing interest rates rise.

The taxable market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for Municipal Obligations. The more limited marketability of Municipal Obligations may make it difficult in certain circumstances to dispose of large investments advantageously. In general, Municipal Obligations are also subject to credit risks such as the loss of credit ratings or possible default. In addition, certain Municipal Obligations might lose tax-exempt status in the event of a change in the tax laws.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for the designated periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS
Original Shares
2000 – 2009

10%
 8%
 6%
 4%  3.64
     XXXX 2.46                     2.95 3.14
 2%  XXXX XXXX 1.19           1.94 XXXX XXXX 1.80
     XXXX XXXX XXXX 0.88 0.99 XXXX XXXX XXXX XXXX
 0%  XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX 0.19
     2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

                                        Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 0.95% (quarter ended December, 31, 2000) and the lowest return for a quarter was 0.02% (quarter ended September 30, 2009).

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Years	10 Years

Original Shares	0.19%	2.00%	1.91%
Service Shares	0.06%	1.77%	1.67%

Please call (800) 437-1020 toll-free to obtain the Fund’s most current seven-day yield.

Management

Investment Adviser: Asset Management Group of Bank of Hawaii

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Service Shares either through a financial advisor or directly from the Fund. Subject to certain limited exceptions, Original Shares may be purchased, redeemed or exchanged only through a financial intermediary. The minimum initial purchase into the Fund is $1,000, and $50 if an automatic investment program is established. There is no minimum for subsequent investments.

Tax Information

The Fund's distributions of net income received on the Municipal Obligations in its portfolio will be exempt from regular Federal income tax and, to the extent derived from Hawaiian Obligations, from Hawaii income taxes. Some portion of the Fund’s distributions may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES CASH ASSETS TRUST

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide safety of principal while achieving as high a level as possible of liquidity and of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  More information about eligibility requirements for each share class is available from your financial advisor and in "Purchases – Opening an Account” on page 23 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Original Shares	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Investment Advisory Fee	0.33%	0.33%

Distribution (12b-1) Fee	None	0.25%

Other Expenses	0.16%	0.16%
Total Annual Fund Operating Expenses(1)	0.49%	0.74%

 (1) This expense information has been restated to reflect current fee arrangements.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Original Shares	$50	$157	$274	$616
Service Shares	$76	$237	$411	$918

Principal Investment Strategies

The Fund seeks to attain its objective by investing only in short-term direct obligations of the United States Treasury, in other obligations issued or guaranteed by agencies or instrumentalities of the United States Government (with remaining maturities of one year or less), and in certain repurchase agreements secured by U.S. government securities.

Under the current management policies, the Fund invests only in the following types of obligations:

U. S. Treasury Obligations

The U.S. Treasury issues various types of marketable securities, consisting of bills, notes, bonds, and certificates of indebtedness, which are all direct obligations of the U.S. government backed by its “full faith and credit” and which differ primarily in the length of their maturity. The Fund may also invest in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). These instruments may experience more market volatility than regular treasury securities.

Other U.S. Government Securities

           U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Farmers Home Administration, Federal Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Housing Administration, Federal National Mortgage Association, Financing Corporation, Government National Mortgage Association, Resolution Funding Corporation, Small Business Administration, Student Loan Marketing Association, Tennessee Valley Authority and the Federal Deposit Insurance Corporation.

Securities issued or guaranteed by U.S. government agencies and instrumentalities are not always supported by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Repurchase Agreements

The Fund may purchase securities subject to repurchase agreements provided that such securities are U.S. government securities. Repurchase agreements may be entered into only with commercial banks or broker/dealers.

The Fund seeks to maintain a stable share price of $1.00. Under applicable regulations, it is subject to related maturity, quality, diversification and liquidity requirements.

Principal Risks

An investment in the Fund is not a deposit in, nor endorsed or guaranteed by, any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Repurchase agreements involve some risk to the Fund if the other party does not fulfill its obligations under the agreement.

The value of money-market instruments tends to fall if prevailing interest rates rise.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for the designated periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS
Original Shares
2000 – 2009

10%
 8%
 6%  5.90
     XXXX                          4.59 4.73
 4%  XXXX                          XXXX XXXX
     XXXX 3.69                2.74 XXXX XXXX
 2%  XXXX XXXX 1.43           XXXX XXXX XXXX 1.79
     XXXX XXXX XXXX 1.00 1.16 XXXX XXXX XXXX XXXX
 0%  XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX 0.05
     2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

                                                        Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 1.52% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.01% (quarter ended December 31, 2009).

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Years	10 Years

Original Shares	0.05%	2.77%	2.69%
Service Shares	0.01%	2.55%	2.46%

Please call (800) 437-1020 toll-free to obtain the Fund’s most current seven-day yield.

Management

Investment Adviser: Asset Management Group of Bank of Hawaii

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Service Shares either through a financial advisor or directly from the Fund. Subject to certain limited exceptions, Original Shares may be purchased, redeemed or exchanged only through a financial intermediary. The minimum initial purchase into the Fund is $1,000, and $50 if an automatic investment program is established. There is no minimum for subsequent investments.

Tax Information

The Fund's distributions of its net income will generally be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

The Cash Fund: Objective, Investment Strategies, Main Risks

“What is the Cash Fund’s objective?”

           The objective of the Cash Fund, which is a fundamental policy, is to achieve a high level of current income, stability and liquidity for investors’ cash assets by investing in a diversified portfolio of short-term “money-market” securities meeting specific quality standards.

“What are the Cash Fund’s investment strategies?”

The Cash Fund seeks to attain this objective by investing in short-term money-market securities denominated in U.S. dollars that are of high quality and present minimal credit risks.

Under the current management policies, the Cash Fund invests only in the following types of obligations:

(1) Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(2) Bank obligations and instruments secured by them. (“Banks” include commercial banks, savings banks and savings and loan associations; they include foreign banks and foreign branches of United States banks.)

(3) Short-term corporate debt known as “commercial paper.”

(4) Corporate debt obligations (for example, bonds and debentures). Debentures are a form of unsecured corporate debt.

(5) Variable amount master demand notes which are repayable on not more than 30 days’ notice.

(6) Repurchase agreements.

(7) Refunded Securities, which are debt securities the principal and interest of which are paid by “Government Securities” (as defined in the Investment Company Act of 1940 as amended (the “1940 Act”)) that have been placed in an escrow account and pledged only to the payment of the debt security. In general, Government Securities are those the principal and interest of which are paid by or are guaranteed by the U.S. Government or its instrumentalities.  The Cash Fund will invest only in Refunded Securities meeting the applicable requirements of Rule 5b-3 under the 1940 Act.

The Cash Fund seeks to maintain a net asset value of $1.00 per share.

In general, not more than 5% of the Cash Fund’s total assets can be invested in the securities of any one issuer.

The dollar-weighted average portfolio maturity of the Cash Fund will be 60 days or less and the Cash Fund may buy only those instruments that have a remaining maturity of 397 days or less.

Securities the Cash Fund buys must present minimal credit risks and at the time of purchase be rated in the two highest rating categories for short-term securities by any two of the nationally recognized statistical rating organizations satisfying the definition of “Designated NRSRO” in the Fund’s procedures adopted pursuant to Rule 2a-7 under the Investment Company Act of 1940 (“NRSROs”) or, if unrated, be determined by the Board of Trustees to be of comparable quality. Some securities may have third-party guarantees to meet these rating requirements.

Asset Management Group of Bank of Hawaii (the “Adviser”) seeks to develop an appropriate portfolio by considering the differences among securities of different issuers, yields, maturities and market sectors.

The Cash Fund may change any of its management policies  without shareholder approval.

“What are the main risks of investing in the Cash Fund?”

Although the Cash Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Cash Fund.

Investment in the Cash Fund is not a deposit in, nor endorsed or guaranteed by, any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them. Variable amount master demand notes repayable in more than seven days are securities which are not readily marketable, and fall within the Cash Fund’s overall 5% limitation on securities which are illiquid. These notes are also subject to credit risk.

Repurchase agreements involve some risk to the Cash Fund if the other party does not fulfill its obligations under the agreement.

There are two specific types of risk associated with debt obligations:  interest rate risk and credit risk.

*Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities will normally decline. All fixed-rate debt securities, even the most highly rated, are subject to interest rate risk.

*Credit risk relates to the ability of the particular issuers of the obligations the Cash Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

Investments in foreign banks and foreign branches of United States banks involve certain risks. Foreign banks and foreign branches of domestic banks may not be subject to regulations that meet U.S. standards. Investments in foreign banks and foreign branches of domestic banks may also be subject to other risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and the establishment of exchange controls or other restrictions.

Waivers

The Adviser and Aquila Investment Management LLC (the “Administrator”) have recently taken action to maintain a positive yield for shareholders of the Funds.  In response to current market conditions, payments of certain fees under the Fund’s Distribution Plan for Service Shares have been, and may continue to be, reduced.  While there is no contractual or other requirement that such reductions in payment occur or continue, the Adviser and the Administrator have informed the Fund that they intend to continue to take reasonably practicable steps to maintain a positive yield for shareholders.  There can be no assurance that these measures will be sufficient to maintain a positive yield each day.

The Tax-Free Fund: Objective, Investment Strategies, Main Risks

“What is the Tax-Free Fund’s objective?”

The objective of the Tax-Free Fund, which is a fundamental policy, is to provide safety of principal while achieving as high a level as possible of liquidity and of current income exempt from Federal and Hawaii income taxes.

“What are the Tax-Free Fund’s investment strategies?”

The Tax-Free Fund seeks to attain this objective by investing in municipal obligations of Hawaiian issuers to the extent that obligations of the desired quality, maturity and interest rate are available; otherwise by investing in similar obligations of non-Hawaii issuers. These obligations must have remaining maturities not exceeding 397 days, must be of high quality and must present minimal credit risks. At least 80% of the Tax-Free Fund’s assets must be invested in Municipal Obligations (as defined below).

Under the current management policies, the Tax-Free Fund invests only in the following types of obligations:

Municipal Obligations

As used in this Prospectus, the term “Municipal Obligations” means obligations with maturities of 397 days or less paying interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from regular Federal income taxes. “Hawaiian Obligations” are Municipal Obligations, including those of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, paying interest which, in the opinion of bond counsel or other appropriate counsel, is also exempt from Hawaii state income taxes.

Although the portion of dividends of the Tax-Free Fund paid from interest on Hawaiian Obligations will be free of Hawaii state income tax, that paid from interest on other Municipal Obligations will not. Since it is not possible to predict the extent to which suitable Hawaiian Obligations will be available for investment, the Tax-Free Fund has no investment restriction limiting the proportion of its portfolio which it may invest in other Municipal Obligations.

Although exempt from regular Federal income tax, interest  paid on certain types of Municipal Obligations, and dividends which the Tax-Free Fund might pay from this interest, are preference items as to the Federal alternative minimum tax. As a fundamental policy, at least 80% of the Tax-Free Fund’s net assets will be invested in Municipal Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Tax-Free Fund can invest the rest of its assets in obligations which are subject to the Federal alternative minimum tax. The Tax-Free Fund may refrain entirely from purchasing these types of Municipal Obligations.

           Municipal Obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. Such obligations include:

Municipal Bonds

Municipal bonds generally have a maturity at the time of issuance of up to 30 years. The Tax-Free Fund can purchase only those with a remaining maturity of 397 days or less.

Municipal Notes

Municipal notes generally have maturities at the time of issuance of three years or less. These notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements or of other revenues. The ability of an issuer to make payments is therefore dependent on these tax receipts, proceeds from bond sales or other revenues, as the case may be.

Municipal Commercial Paper

Municipal commercial paper is a debt obligation with a stated maturity of 397 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

Concentration

From time to time the Tax-Free Fund may invest 25% or more of its assets in Municipal Obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations, for example, Municipal Obligations the interest on which is paid from revenues of similar type projects or Municipal Obligations whose issuers are located in the same state.

Other Investment Strategies

The Tax-Free Fund may invest up to 20% of its net assets in taxable short-term obligations including repurchase agreements.

The Tax-Free Fund seeks to maintain a net asset value of $1.00 per share.

The dollar-weighted average portfolio maturity of the Tax-Free Fund will be 60 days or less and the Tax-Free Fund may buy only those instruments that have a remaining maturity of 397 days or less.

Securities the Tax-Free Fund buys must present minimal credit risks and at the time of purchase be rated in the two highest rating categories for short-term securities by any two of the NRSROs or, if they are unrated, be determined by the Board of Trustees to be of comparable quality. Some securities may have third-party guarantees to meet these rating requirements.

The Adviser seeks to develop an appropriate portfolio by considering the differences among securities of different issuers, yields, maturities and market sectors.

The Tax-Free Fund may change any of its management policies without shareholder approval.

“What are the main risks of investing in the Tax-Free Fund?”

Although the Tax-Free Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Tax-Free Fund.

Hawaiian Obligations

The Tax-Free Fund’s assets, being primarily Hawaiian issues, are subject to economic and other conditions affecting Hawaii. Adverse local events, such as a downturn in the Hawaiian economy, could affect the value of the Tax-Free Fund’s portfolio.

The following is a discussion of the general factors that might influence the overall U.S. economy and the ability of Hawaiian issuers to repay principal and interest when due on Hawaiian Obligations that the Tax-Free Fund owns. The Tax-Free Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

U.S. Economy

2009 saw a dramatic recovery in the overall economy and financial markets from the chaos of the year before. While the first quarter of 2009 still had remnants of the economic decline that started in 2008 (posting an annualized real Gross Domestic Product (GDP) rate of -6.4%), the subsequent quarters in 2009 showed improvement and the fourth quarter of 2009 ended with an annualized GDP rate of +5.6%.

Despite the overall economic improvement, however, the unemployment rate got worse over the course of 2009, starting at 7.7% in January and ending at 10.0% in December. Even though unemployment has improved slightly in the first couple months of 2010 to 9.7%, it is expected to remain relatively high for the remainder of 2010.

Hawaiian Economy

The Hawaii economy did not experience as dramatic a turnaround as the national economy, but the overall severity of the economic decline was not as great in Hawaii as on the national level either. Hawaii’s unemployment rate started in January 2009 at 6.0% and ended at 6.8% in December 2009. This was much better than the national average in both absolute and relative terms. While Hawaii continued to feel some lagged effects of the lower levels of visitor arrivals and spending, towards the end of the year this appeared to be stabilizing, and starting in 2010, the data suggest some improvements in both arrivals and spending.

Municipal Market and Trust Performance

During the 12 months ended March 31, 2010, the municipal bond market experienced a rally from the year before as investor’s fears were calmed, and the very low Federal Funds target rate of 0.25% helped spur a return of risk appetite. One-year municipal rates dropped from 0.62% to 0.39%, while 30-year municipal rates dropped from 4.91% to 4.46%.

Despite the budgetary challenges most municipalities faced in 2009 and continue to face going forward, there were other factors that led investors back into the municipal bond market. One of these factors was the near 0% yields offered for money-market securities. Other factors included the increased issuance of taxable municipal bonds, most notably those issued through the Build America Bond program. The issuance of these bonds reduced the available supply of traditional tax-exempt securities. In addition, there is also the prospect of rising federal and state tax rates which helps make tax-exempt bonds more attractive.

Other Main Risks

Investment in the Tax-Free Fund is not a deposit in, nor endorsed or guaranteed by, any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Tax-Free Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Tax-Free Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Tax-Free Fund’s custodian subject to a sub-custodial agreement approved by the Tax-Free Fund between that bank and the Tax-Free Fund’s custodian. Such obligations are also subject to credit risk.

Repurchase agreements involve some risk to the Tax-Free Fund if the other party does not fulfill its obligations under the agreement.

The value of money-market instruments tends to fall if prevailing interest rates rise.

The taxable market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for Municipal Obligations. The more limited marketability of Municipal Obligations may make it difficult in certain circumstances to dispose of large investments advantageously. In general, Municipal Obligations are also subject to credit risks such as the loss of credit ratings or possible default. In addition, certain Municipal Obligations might lose tax-exempt status in the event of a change in the tax laws.

Waivers

The Adviser and the Administrator have recently taken action to maintain a positive yield for shareholders of the Funds.  In response to current market conditions, payments of certain fees under the Fund’s Distribution Plan for Service Shares have been, and may continue to be, reduced.  While there is no contractual or other requirement that such reductions in payment occur or continue, the Adviser and the Administrator have informed the Fund that they intend to continue to take reasonably practicable steps to maintain a positive yield for shareholders.  There can be no assurance that these measures will be sufficient to maintain a positive yield each day.

The Government Securities Fund: Objective, Investment Strategies, Main Risks

“What is the Government Securities Fund’s objective?”

The objective of the Government Securities Fund, which is a fundamental policy, is to provide safety of principal while achieving as high a level as possible of liquidity and of current income.

“What are the Government Securities Fund’s investment strategies?”

The Government Securities Fund seeks to attain this objective by investing only in short-term direct obligations of the United States Treasury, in other obligations issued or guaranteed by agencies or instrumentalities of the United States Government (with remaining maturities of one year or less), and in certain repurchase agreements secured by U.S. government securities.

Under the current management policies, the Government Securities Fund invests only in the following types of obligations:

U. S. Treasury Obligations

The U.S. Treasury issues various types of marketable securities, consisting of bills, notes, bonds, and certificates of indebtedness, which are all direct obligations of the U.S. government backed by its “full faith and credit” and which differ primarily in the length of their maturity. The Fund may also invest in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. These instruments may experience more market volatility than regular treasury securities.

Other U.S. Government Securities

U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Farmers Home Administration, Federal Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Housing Administration, Federal National Mortgage Association, Financing Corporation, Government National Mortgage Association, Resolution Funding Corporation, Small Business Administration, Student Loan Marketing Association, Tennessee Valley Authority and the Federal Deposit Insurance Corporation.

Securities issued or guaranteed by U.S. government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the U.S. Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the U.S. Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Government Securities Fund will invest in government securities, including securities of agencies and instrumentalities, only if the Adviser (pursuant to procedures approved by the Board of Trustees) is satisfied that these obligations present minimal credit risks.

Repurchase Agreements

The Government Securities Fund may purchase securities subject to repurchase agreements provided that such securities are U.S. government securities. Repurchase agreements may be entered into only with commercial banks or broker/dealers. Subject to the control of the Board of Trustees, the Adviser will regularly review the financial strength of all parties to repurchase agreements with the Government Securities Fund.

The Government Securities Fund seeks to maintain a net asset value of $1.00 per share.

The dollar-weighted average portfolio maturity of the Government Securities Fund will be 60 days or less and the Government Securities Fund may buy only those instruments that have a remaining maturity of 397 days or less.

Securities the Government Securities Fund buys must present minimal credit risks and at the time of purchase be rated in the two highest rating categories for short-term securities by any two of the NRSROs or, if they are unrated, be determined by the Board of Trustees to be of comparable quality. Some securities may have third-party guarantees to meet these rating requirements.

The Adviser seeks to develop an appropriate portfolio by considering the differences among securities of different issuers, yields, maturities and market sectors.

The Government Securities Fund will purchase only those issues that it believes will enable it to achieve and maintain the highest rating for a mutual fund by two NRSROs. There is no assurance that it will be able to maintain such rating. As a result of this policy, the range of obligations in which the Government Securities Fund can invest is reduced and the yield obtained on such obligations may be less than would be the case if this policy were not in force.

The Government Securities Fund may change any of its management policies without shareholder approval.

“What are the main risks of investing in the Government Securities Fund?”

Although the Government Securities Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Government Securities Fund.

Investment in the Government Securities Fund is not a deposit in, nor endorsed or guaranteed by, any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Repurchase agreements involve some risk to the Government Securities Fund if the other party does not fulfill its obligations under the agreement.

The value of money-market instruments tends to fall if prevailing interest rates rise.

Waivers

The Adviser and the Administrator have recently taken action to maintain a positive yield for shareholders of the Funds.  In response to current market conditions, the Adviser and Administrator have waived, and may continue to waive, portions of their management fees for the Government Securities Fund; and payments of certain fees under the Fund’s Distribution Plan for Service Shares have been, and may continue to be, reduced.  While there is no contractual or other requirement that such waivers and/or reductions in payment occur or continue, the Adviser and the Administrator have informed the Fund that they intend to continue to take reasonably practicable steps to maintain a positive yield for shareholders.  There can be no assurance that these measures will be sufficient to maintain a positive yield each day.

Management of the Funds

“How are the Funds managed?”

Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, HI 96802, the Adviser, is the investment adviser for each of the Funds. Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Administrator, is responsible for administrative services, including providing for the maintenance of the headquarters of the Funds, overseeing relationships between the Funds and the service providers to the Funds, maintaining the Funds’ books and records and providing other administrative services.

Under the Advisory Agreements, the Adviser provides for investment supervision, including supervising continuously the investment program of each Fund and the composition of its portfolio; determining what securities will be purchased or sold by each Fund; and arranging for the purchase and the sale of securities held in the portfolio of each Fund.

During the fiscal year ended March 31, 2010, each Fund paid fees, payable monthly and computed on the net asset value of the Fund as of the close of business each business day, to the Adviser under the Advisory Agreement and to the Administrator under the Administration Agreement, as follows:

Advisory and Administration Fees
(Percent)

Fund	Asset Level	Advisory	Administration	Total
Cash Fund	$0 - $400 Million	0.397%	0.103%	0.50%
	Above $400 Million	0.364%	0.086%	0.45%
Tax-Free Fund	$0 - $300 Million	0.318%	0.082%	0.40%
	Above $300 Million	0.285%	0.065%	0.35%
U.S. Government Fund	$0 - $1,900 Million	0.328%	0.072%	0.40%
	Above $1,900 Million	0.295%	0.055%	0.35%

Information about the Adviser and the Administrator

The Adviser is a division of Bank of Hawaii, all of whose shares are owned by Bank of Hawaii Corporation (“BOH Corp.”). BOH Corp. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange.  BOH Corp. files annual and periodic reports with the Securities and Exchange Commission which are available for public inspection.

The Funds’ Administrator is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder of each fund in the Aquila Group of Funds, which consists of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. As of June 30, 2010, these funds had aggregate assets of approximately $4.3 billion, of which approximately $1.2 billion consisted of assets of the money-market funds. AMC’s address is the same as that of the Administrator. AMC, which was founded in 1984, is owned, directly, and through certain trusts, by members of the family of Mr. Lacy B. Herrmann. As a result of transactions completed in 2009 no individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of AMC. Performance of the Administration Agreement is guaranteed by AMC.

Net Asset Value Per Share

The net asset value of the shares of each of the Funds’ classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a “business day”), by dividing the value of the Fund’s net assets (which means the value of the assets less liabilities) allocable to the class by the total number of shares of such class outstanding at the time. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form.

The net asset value per share of each Fund will normally remain constant at $1.00 per share of each Fund except under extraordinary circumstances. The net asset value per share is based on a valuation of the Fund’s investments at amortized cost.

The New York Stock Exchange annually announces the days on which it will not be open.  The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

Purchases

Opening an Account

To open a new account directly with any Fund, you must send a properly completed New Account Application to BNY Mellon Investment Servicing (the “Agent”). The Funds will not honor redemption of shares purchased by wire payment until a properly completed New Account Application has been received by the Agent. The minimum initial investment is $1,000. Subsequent investments may be in any amount.

Original Shares are offered solely to (1) financial institutions for the investment of funds for their own account or acting for investors in a fiduciary, agency, investment advisory or custodial capacity; (2) persons entitled to exchange into Original Shares under the exchange privileges of the Funds; (3) Trustees and officers of funds in the Aquila Group of Funds; (4) officers and employees of the Adviser, the Administrator and the Distributor, Aquila Distributors, Inc., and (5) shareholders owning shares of any of the Funds of record on January 20, 1995, the date on which the Funds first offered two classes of shares.

You can make direct investments in shares in any of these three ways:

1. By Mail. You can make payment by check, money order, Federal Reserve draft or other negotiable bank draft drawn in United States dollars on a United States commercial or savings bank or credit union (each of which is a “Financial Institution”) payable to the order of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust or Pacific Capital U.S. Government Securities Cash Assets Trust, as the case may be, and mailed to:

(Specify the name of the Fund)

Regular Mail Address:
BNY Mellon Investment Servicing
c/o Aquila Group of Funds
P.O. Box 9823
Providence, RI 02940-8023

Overnight Mail Address:
BNY Mellon Investment Servicing
c/o Aquila Group of Funds
101 Sabin Street
Pawtucket, RI 02860-1247

2. By Wire. You can wire Federal Funds (monies credited to a bank’s account with a Federal Reserve Bank) to PNC Bank, NA.

           To ensure prompt and proper crediting to your account, if you choose this method of payment, you should first telephone the Agent (800-437-1000 toll-free) and then instruct your bank to wire funds to:

PNC BANK, NA
Philadelphia, PA
ABA No. 0310-0005-3
Account No. 85-0242-8425

Your bank’s wire instructions should indicate the appropriate Fund as follows:

The Cash Fund:

FFC:  Pacific Capital Cash Assets Trust – Original or Service Shares

The Tax-Free Fund:

FFC:  Pacific Capital Tax-Free Cash Assets Trust – Original or Service Shares

The Government Securities Fund:

FFC:  Pacific Capital U.S. Government Securities Cash Assets Trust – Original or Service Shares

In addition you should supply:

*  Account name and number (if an existing account)

*  The name in which the investment is to be registered (if a new account).

Your bank may impose a charge for wiring funds.

3. Through Brokers. If you wish, you may invest in the Funds by purchasing shares through registered broker/dealers.

The Funds impose no sales or service charge on purchases of shares, although financial intermediaries may make charges to their customers for their services. The services to be provided and the fees therefor are established by each financial intermediary acting independently; financial intermediaries may also determine to establish, as to accounts serviced by them, higher initial or subsequent investment requirements than those required by the Funds. Financial intermediaries are responsible for prompt transmission of orders placed through them.

Banks may offer an arrangement whereby their customers may invest in Service Shares of any Fund by establishing a “sweep account” with them. A sweep account connects an FDIC-insured checking account with an account with the Funds. When money is transferred out of a checking account for investment in any of the Funds, it is no longer covered by FDIC insurance. Because of the special arrangements for automated purchases and redemptions of Service Shares that sweep accounts involve, certain options or other features described in this Prospectus (such as alternative purchase and redemption procedures, dividend and distribution arrangements or share certificates) may not be available to persons investing through such accounts. Investments through a sweep account are governed by the terms and conditions of the account (including fees and expenses associated with the account), which are typically set forth in agreements and accompanying disclosure statements used to establish the account. You should review copies of these materials before investing in a Fund through a sweep account.

If you are not investing through a financial intermediary, you should follow these instructions:

Opening An Account	Adding to an Account

*Make out a check for the investment amount payable to the appropriate Fund.

*Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

*Send your check and completed New Account Application to your dealer or to the Funds’ Agent, BNY Mellon Investment Servicing, or

*Wire funds as described above.

*Make out a check for the investment amount payable to the appropriate Fund.

*Fill out the pre-printed stub attached to each Fund’s confirmations or supply the name(s) of account owner(s), the account number and the name of the Fund.

*Send your check and account information to your dealer or to the Funds’ Agent, BNY Mellon Investment Servicing, or

*Wire funds as described above.

Be sure to supply the name(s) of account owner(s), the account number and the name of the Fund.

If you make additional investments in shares through an account with a financial intermediary, you will follow the procedures of the financial intermediary, rather than the foregoing.

“Can I transfer funds electronically?”

You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Funds’ Agent must have your completed New Account Application authorizing these features. If you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor, Aquila Distributors, Inc., or the Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Funds may modify or terminate these investment methods or charge a service fee, upon 30 days’ written notice to shareholders.

 “In which states can I buy shares of the Funds?”

On the date of this Prospectus, Original Shares are available only in:

Arizona, California, Colorado, Connecticut, Delaware, Georgia, Hawaii, Illinois, Kentucky, Maine, Michigan, Nevada, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Utah, Virginia, Washington, Wisconsin, Wyoming, Guam and Puerto Rico.

On the date of this Prospectus, Service Shares are available only in:

Arizona, California, Colorado, Connecticut, Delaware, Georgia, Hawaii, Illinois, Maine, Michigan, Nevada, New Mexico, New York, North Carolina, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Utah, Virginia, Washington, Wyoming, Guam, and Puerto Rico.

 “When are shares issued and dividends declared on them?”

The Funds issue shares two ways.

First Method - ordinary investments. You will be paid dividends starting on the day (whether or not a Business Day) after the first Business Day on which your purchase order has been received in proper form and funds have become available for investment. You will be paid a dividend on the day on which your shares are redeemed.

“When will my order become effective under the First Method?”

The Funds must have payment for your purchase available for investment before 4:00 p.m. New York time on a Business Day for your order to be effective on that Business Day.  Your order is effective and you will receive the next determined net asset value per share depending on the method of payment you choose, as follows:

Payment Method	When will an order received before 4:00 p.m. on a Business Day be deemed effective?	When will an order received after 4:00 p.m. on a Business Day be deemed effective?
By wire in Federal Funds or Federal Reserve Draft.	That day.	Next Business Day.
By wire not in Federal Funds.	4:00 p.m. on the Business Day converted to Federal Funds (normally the next Business Day).	4:00 p.m. on the Business Day converted to Federal Funds (normally the next Business Day).
By check.	4:00 p.m. on the Business Day converted to Federal Funds (normally two Business Days for checks on banks in the Federal Reserve System, longer for other banks).	4:00 p.m. on the Business Day converted to Federal Funds (normally two Business Days for checks on banks in the Federal Reserve System, longer for other banks).
Automatic Investment.	The day you specify; if it is not a Business Day, on the next Business Day.
Telephone Investment.	That day.	Next Business Day.

All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank; if not, shares will not be issued. (The Agent will convert wires and checks to Federal Funds as your agent.)

Second Method - For broker/dealers or banks which have requested that this method be used, to which request a Fund has consented. You will be paid dividends starting on the day on which your purchase order has been received in proper form and  funds have become available for investment. You will not be paid a dividend on the day on which your shares are redeemed.

“When will my order be effective under the Second Method?”

Your purchase order is effective and your funds are deemed available for investment on that day if

(i) You advise the Agent before 3:30 p.m. New York time on a Business Day of a dollar amount to be invested in the Cash Fund or Government Securities Fund and prior to noon of a dollar amount to be invested in the Tax-Free Fund; and

(ii) Your payment in Federal Funds is received by wire on that day.

The second investment method is available to prospective investors in shares of a Fund who wish to use it so that the dividends on their shares will commence to be declared on the day the purchase order is effective. Upon written or phone request the Funds will advise you as to the broker/dealers or banks through which such purchases may be made.

The Agent will maintain records as to which of your shares were purchased under each of the two investment methods set forth above. If you make a redemption request and have purchased shares under both methods, the Agent will, unless you request otherwise, redeem those shares first purchased, regardless of the method under which they were purchased.

Under each method, shares are issued at the net asset value per share next determined after the purchase order is received in proper form. Under each method, the New Account Application must be properly completed and have been received and accepted by the Agent; the Funds or the Distributor may also reject any purchase order. Under each method, Federal Funds (see above) must either be available to the Funds or the payment thereof must be guaranteed to the Funds so that the Funds can be as fully invested as practicable.

Transfer on Death (“TOD”) Registration

The Funds generally permit “transfer on death” (“TOD”) registration of shares purchased directly, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and  operates. By opening a TOD Account, you agree to be bound by the TOD Rules. TOD registration may not be available if you invest through a financial intermediary.

Redeeming Your Investment

You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

There is no minimum period for investment in the Funds, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

If you purchased shares of any Fund through broker/dealers, banks and other financial institutions which serve as shareholders of record you must redeem through those institutions, which are responsible for prompt transmission of redemption requests.

How to Redeem Your Investment

By mail, send instructions to:	By telephone, call:	By FAX, send instructions to:
BNY Mellon Investment Servicing c/o Aquila Group of Funds P.O. Box 9823 Providence, RI 02940-8023	800-437-1000 toll-free	508-599-1838

For liquidity and convenience, the Funds offer expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

You may request expedited redemption for any shares not issued in certificate form in three ways:

1. By Telephone.  The Agent will take instructions from anyone by telephone to redeem shares and make payments:

a) to a Financial Institution account you have previously specified; or

b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply:

account name(s) and number

name of the caller

the social security number(s) registered to the account

personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt.  The Funds, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity.  The Agent may record calls.

2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon Investment Servicing, by FAX at 508-599-1838 or by mail to P.O. Box 9823, Providence, RI 02940-8023. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

account name(s)

account number

amount to be redeemed

any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form.  You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial  Institution account must be identical to the name(s) on the Funds’ records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

3. By Check. The Agent will, upon request, provide you with forms of drafts (“checks”) drawn on PNC Bank, NA (the “Bank”). This feature is not available if your shares are represented by certificates. These checks represent a further alternative redemption means and you may make them payable to the order of anyone in any amount of not less than $100. You will be subject to the Bank’s rules and regulations governing its checking accounts. If the account is registered in more than one name, each check must be signed by each account holder exactly as the names appear on the account registration, unless expressly stated otherwise on your New Account Application.

There is no charge for the maintenance of this special check writing privilege or for the clearance of any checks.

When such a check is presented to the Bank for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check. This check writing redemption procedure enables you to continue receiving dividends on those shares equaling the amount being redeemed by check until such time as the check is actually presented to the Bank for payment.

Because these checks are paid by redemption of shares in your account, you should be certain that adequate shares are in the account to cover the amount of the check. If insufficient redeemable shares are in the account, the redemption check will be returned marked “insufficient funds.” The fact that redemption checks are drafts may also permit a bank in which they are deposited to delay crediting the account in question until that bank has received payment funds for the redemption check. Note: You cannot use checks to redeem shares represented by certificates. If you purchase shares by check, you cannot use checks to redeem them until 15 days after your purchase.

You may not present checks directly to any branch of the Bank. This does not affect checks used for the payment of bills or cashed at other banks. You may not use checks to redeem the entire balance of your account, since the number of shares in your account changes daily through dividend payments which are automatically reinvested in full and fractional shares. Only expedited redemption to a predesignated bank account or the regular redemption method (see below) may be used when closing your account.

Multiple Redemption Services. You are not limited in choice of redemption methods but may utilize all available forms. However, when both redemption to a predesignated Financial Institution account and check writing are desired, you must so elect on your New Account Application, or by proper completion of a Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

Certificate Shares.  Mail to the Funds’ Agent: (1) blank (unsigned) certificates for shares to be redeemed, (2) redemption instructions, and (3) a stock assignment form.

To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures  are necessary.

For your protection, mail certificates separately from signed redemption instructions.  We recommend that certificates be sent by registered mail, return receipt requested.

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Signature_Guarantees.  If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate or non-certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

Your signature may be guaranteed by any:

member of a national securities exchange

U.S. bank or trust company

state-chartered savings bank

federally chartered savings and loan association

foreign bank having a U.S. correspondent bank; or

participant in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

A notary public is not an acceptable signature guarantor.

Non-Certificate Shares.  You must use the Regular Redemption Method if you have not chosen Expedited Redemption.  To redeem by this method, send a letter of instruction to the Funds’ Agent, which includes:

account name(s)

account number

dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with a Fund)

signature(s) of the registered shareholder(s) and

signature guarantee(s), if required, as indicated above after “Certificate Shares.”

“When will I receive the proceeds of my redemption?”

Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

Redemption	Method of Payment	Charges
Under $1,000.	Check.	None.
$1,000 or more.	Check, or wired or transferred through the Automated Clearing House to your Financial Institution account if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

Although the Funds do not currently intend to, any Fund may impose a charge, up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders, any Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them. If you use a broker or dealer to arrange for a redemption, you may be charged a fee for this service.

The Funds may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds.  You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

The Funds have the right to postpone payment or suspend redemption rights during certain periods.  These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the “SEC”) restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Any Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment Program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Redemption proceeds may be paid in whole or in part  by distribution of a Fund’s portfolio securities (“redemption in kind”) in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

“Is there an Automatic Withdrawal Plan?”

An Automatic Withdrawal Plan, which is available only for shares purchased directly and not for shares purchased through a financial intermediary, allows you to arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

Distribution Arrangements

Confirmations and Share Certificates

If you invest in a Fund directly, rather than through a financial intermediary, all purchases and redemptions of shares will be confirmed and credited to you in an account maintained for you by the Agent in full and fractional shares of the Fund being purchased (rounded to the nearest 1/1000th of a share). Share certificates will not be issued unless you so request from the Agent in writing and declare a need for such certificates, such as a pledge of shares or an estate situation. If certificates are issued at your request, Expedited Redemption Methods described above will not be available and delay and expense may be incurred if you lose the certificates. The Funds will not issue certificates for fractional shares or to shareholders who have elected the checking account or predesignated bank account methods of withdrawing cash from their accounts. Share certificates may not be available to investors who purchase Service Shares through an account with a financial intermediary.

The Funds and the Distributor may reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

Distribution Plan

Each Fund has adopted a Distribution Plan under Rule 12b-1 (“Rule 12b-1”) under the 1940 Act. Rule 12b-1 provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a plan adopted under that rule.  One section of the first part of the Distribution Plan of each Fund is designed to protect against any claim against or involving the Fund that some of the expenses which the Fund pays or may pay come within the purview of Rule 12b-1. Another section of the first part of the Distribution Plan authorizes the Administrator, not the Fund, to make certain payments to certain Qualified Recipients (as defined in the Distribution Plan) which have rendered assistance in the distribution and/or retention of the Funds’ shares. For the Cash Fund, these payments may not exceed 0.15 of 1% of the average annual net assets of the Fund for a fiscal year; for the Tax-Free Fund and the Government Securities Fund, the rate is 0.10 of 1%.

The second part of each Distribution Plan provides for payments by each Fund out of its assets to broker/dealers, other financial institutions and service providers which have entered into appropriate agreements with the Distributor. The total payments under this part of each Distribution Plan may not exceed 0.25 of 1% of the average annual assets of that Fund represented by its Service Shares. A recipient of such payments may pass on a portion of the payments it receives to other financial institutions or service organizations.  Payments are made only from those Fund assets represented by Service Shares. Because these distribution fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Service Shares. None of such payments are made from assets represented by Original Shares of any Fund.

Exchange Privilege

Generally, you can exchange Original Shares of the Funds into the tax-free municipal bond funds, the high-income corporate bond fund and the equity fund (the “Aquila Bond or Equity Funds”) and the Aquila Money-Market Funds in the Aquila Group of Funds (collectively, the “Aquila Funds”). The shares acquired in the exchange are subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange.

Because excessive trading can be harmful to the Funds and their other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Funds or any of the other Aquila Funds believe that they would be harmed or be unable to invest effectively or (ii) they receive or anticipate receiving simultaneous orders that may significantly affect the Funds or any other Aquila Fund.

Frequent Trading

As stated above, the Funds and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of any Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Board of Trustees of the Funds has determined that the Funds may reject purchase orders, on a temporary or permanent basis, from investors that the Funds are able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Funds may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Funds will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Funds’ policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above.)

Dividends

The Funds will declare all of their net income for dividend purposes daily as dividends. If you redeem all of your shares, you will be credited on the redemption payment date with the amount of all dividends declared for the month through the date of redemption, or through the day preceding the date of redemption in the case of shares issued under the “second” method.

You will receive monthly a summary of your account, including information as to dividends paid during the month and the shares credited to your account through reinvestment of dividends.

Dividends paid by each Fund with respect to Service Shares and Original Shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount except that any class expenses  (including payments made by Service Shares under the Distribution Plan) will be borne exclusively by that class. Dividends on Original Shares are expected generally to be higher than those on Service Shares because expenses allocated to Service Shares will generally be higher.

Dividends will be taxable to you as ordinary income (except as described in “Tax Information Concerning the Tax-Free Fund” below), even though reinvested. Statements as to the tax status of your dividends will be mailed annually.

It is possible but unlikely that a Fund may have realized long-term capital gains or losses in a year.

Dividends of each Fund will automatically be reinvested in full and fractional shares of the same class at net asset value unless you elect otherwise.

You may choose to have all or any part of the payments for dividends or distributions paid in cash. You can elect to have the cash portion of your dividends and distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are paid in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account.

If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Funds may be required to impose backup withholding at a rate of 28% upon payment of redemptions and dividends.

The Funds reserve the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash.  In such event, the Funds would then purchase additional shares of the Funds with any dividend or distribution payments that are “undeliverable”.  In order to change the option back to “cash”, you would need to send the Agent written instructions as described above.

Tax Information

Tax Information Concerning the Tax-Free Fund

The Tax-Free Fund seeks to pay “exempt-interest dividends.” These are dividends derived from net income received by the Tax-Free Fund on its Municipal Obligations. Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

Some portion of the Tax-Free Fund’s distributions may be taxable. A shareholder receiving a dividend, for example, from net interest income earned by the Tax-Free Fund from one or more of (i) Taxable Obligations and (ii) income from repurchase agreements and securities loans treats the dividend as a receipt of ordinary income in the computation of the shareholder’s gross income regardless of whether it is reinvested in Tax-Free Fund shares; such dividends, in addition to capital gains distributions, are not included in exempt-interest dividends. Although exempt-interest dividends are not subject to regular Federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Tax-Free Fund) received or acquired during the year.  Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Tax-Free Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Tax-Free Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

If you, or someone related to you, is a “substantial user” of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Tax-Free Fund.

Interest from all Municipal Obligations is tax-exempt for purposes of computing the shareholder’s regular Federal tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax (“AMT”). Whether or not that computation will result in a tax will depend on the entire content of your return. The Tax-Free Fund will not invest more than 20% of its assets in the types of Municipal Obligations that pay interest subject to AMT. The 20% limit is a fundamental policy of the Tax-Free Fund; it cannot be changed without shareholder approval. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

Hawaiian Tax Information

Dividends and distributions made by the Tax-Free Fund to Hawaii residents may be treated for Hawaii income tax purposes in the same manner as they are treated under the Internal Revenue Code for Federal income tax purposes. Under Hawaii law, however, interest derived from obligations of states (and their political subdivisions) other than Hawaii will not be exempt from Hawaii income taxation. (Interest derived from bonds or obligations issued by or under the authority of the following is exempt from Hawaii income taxation: Guam, Northern Mariana Islands, Puerto Rico, and the Virgin Islands.) For the calendar years 2009, 2008 and 2007, the percentage of the Tax-Free Fund’s dividends exempt from State of Hawaii income taxes was 23.49%, 37.59% and 30.69% respectively, which should not be considered predictive of future results.

           Interest on Hawaiian Obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax. This tax applies to banks (other than a national banking association), building and loan associations, financial services loan companies, financial corporations, and small business investment companies, trust companies, mortgage loan companies, financial holding companies, development companies, and subsidiaries, located or doing business in Hawaii.

Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Tax-Free Fund but may be subject to other state and local taxes.

Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.

Hawaiian Tax Information Concerning the Government Securities Fund

The Director of Taxation of Hawaii has stated to the Government Securities Fund that dividends paid by a regulated investment company from interest it receives on United States Government obligations will be exempt from State of Hawaii income tax. For the calendar years 2009, 2008 and 2007, the percentage of the Government Securities Fund’s dividends exempt from State of Hawaii income taxes was 60.78%, 99.58% and 99.93% respectively, which should not be considered predictive of future results. Dividends paid from other types of interest (including interest on U.S. Treasury repurchase transactions), and capital gains distributions, if any, will be taxable.

Pacific Capital
Cash Assets Trust

Original Shares and Service Shares

Financial Highlights
(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Original Shares or Service Shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Fund’s financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

	ORIGINAL SHARES					SERVICE SHARES
	Year Ended March 31,					Year Ended March 31,
	2010	2009	2008	2007	2006	2010		2009	2008	2007	2006
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income†	0.001	0.014	0.043	0.046	0.032	0.000	a	0.012	0.040	0.044	0.029
Net realized gain on securities	0.001	—	—	—	—	0.001		—	—	—	—
Total from investment operations	0.002	0.014	0.043	0.046	0.032	0.001		0.012	0.040	0.044	0.029
Less distributions:
Dividends from net investment income	(0.001)	(0.014)	(0.043)	(0.046)	(0.032)	(0.000	) a	(0.012)	(0.040)	(0.044)	(0.029)
Distributions from net realized gains	(0.001)	—	—	—	—	(0.001)		—	—	—	—
Total income and capital distributions	(0.002)	(0.014)	(0.043)	(0.046)	(0.032)	(0.001)		(0.012)	(0.040)	(0.044)	(0.029)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00
Total return	0.16%	1.42%	4.35%	4.75%	3.20%	0.10%		1.18%	4.09%	4.49%	2.94%
Ratios/supplemental data
Net assets, end of period (in millions)	$241	$333	$323	$287	$286	$57		$129	$141	$166	$169
Ratio of expenses to average net assets	0.37%	0.57%	0.57%	0.57%	0.58%	0.48%		0.82%	0.82%	0.82%	0.83%
Ratio of net investment income to
average net assets	0.08%	1.39%	4.23%	4.65%	3.09%	0.02%		1.20%	3.98%	4.40%	2.91%
The expense and net investment income ratios without the effect of the 2010 voluntary waivers of a portion of Advisory, Administration and distribution fees and 2009 contractual caps were:
Ratio of expenses to average net assets	0.63%	0.57%	††	††	††	0.88%		0.82%	††	††	††
Ratio of net investment income to
average net assets	(0.18)%	1.39%	††	††	††	(0.39)%		1.20%	††	††	††
The expense ratios after giving effect to the expense offset for uninvested cash balances were:
Ratio of expenses to average net assets	0.37%#	0.57%#	0.56%	0.57%	0.58%	0.48	%#	0.82%#	0.81%	0.81%	0.83%

__________
a	Amount represents less than $.001 per share.

†	Per share amounts have been calculated using the daily average shares method.
††	No reduction in the Adviser’s and the Administrator’s fees was required during the period, contractual or otherwise.

#	Net of contractual caps on fees and/or voluntary fee waivers.

Pacific Capital
Tax-Free Cash Assets Trust

Original Shares and Service Shares

Financial Highlights
(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Original Shares or Service Shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Fund’s financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

	ORIGINAL SHARES						SERVICE SHARES
	Year Ended March 31,						Year Ended March 31,
	2010		2009	2008	2007	2006	2010		2009	2008	2007	2006
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income †	0.001		0.013	0.029	0.030	0.022	0.000	a	0.011	0.026	0.028	0.019
Net realized gain on securities	0.000	a	—	—	—	—	0.000	a	—	—	—	—
Total from investment operations	0.001		0.013	0.029	0.030	0.022	0.000	a	0.011	0.026	0.028	0.019
Less distributions:
Dividends from net investment income	(0.001)		(0.013)	(0.029)	(0.030)	(0.022)	(0.000	) a	(0.011)	(0.026)	(0.028)	(0.019)
Distributions from net realized gains	0.000	a	—	—	—	—	0.000	a	—	—	—	—
Total income and capital gains distributions	(0.001)		(0.013)	(0.029)	(0.030)	(0.022)	(0.000	) a	(0.011)	(0.026)	(0.028)	(0.019)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00
Total return	0.11%		1.35%	2.90%	3.09%	2.21%	0.04%		1.10%	2.64%	2.83%	1.96%
Ratios/supplemental data
Net assets, end of period (in millions)	$186		$268	$225	$171	$133	$43		$70	$71	$88	$93
Ratio of expenses to average net assets	0.35%		0.48%	0.47%	0.50%	0.50%	0.44%		0.73%	0.72%	0.75%	0.75%
Ratio of net investment income to
average net assets	0.09%		1.28%	2.80%	3.04%	2.20%	0.02%		1.10%	2.55%	2.78%	1.94%
The expense and net investment income ratios without the effect of the 2010 voluntary waiver of a portion of Adviser, Administrator and distribution fees were:
Ratio of expenses to average net assets	0.52%		0.49%	††	††	††	0.77%		0.74%	††	††	††
Ratio of net investment income to
average net assets	(0.08)%		1.27%	††	††	††	(0.31)%		1.09%	††	††	††
The expense ratios after giving effect to the expense offset for uninvested cash balances were:
Ratio of expenses to average net assets	0.35	%#	0.48%#	0.47%	0.49%	0.50%	0.44	%#	0.73%#	0.72%	0.75%	0.75%

__________
a	Amount represents less than $.001 per share.

†	Per share amounts have been calculated using the daily average shares method.
††	No reduction in the Adviser’s and the Administrator’s fees was required during the period, contractual or otherwise.

#	Net of fees waivers.

Pacific Capital
U. S. Government Securities Cash Assets Trust

Original Shares and Service Shares

Financial Highlights
(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Original Shares or Service Shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Fund’s financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

	ORIGINAL SHARES						SERVICE SHARES
	Year Ended March 31,						Year Ended March 31,
	2010		2009	2008	2007	2006	2010		2009	2008	2007	2006
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income†	0.000	a	0.010	0.042	0.047	0.032	0.000	a	0.008	0.040	0.045	0.030
Less distributions:
Dividends from net investment income	(0.000	) a	(0.010)	(0.042)	(0.047)	(0.032)	(0.000	) a	(0.008)	(0.040)	(0.045)	(0.030)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00
Total return	0.04%		1.03%	4.30%	4.80%	3.25%	0.01%		0.84%	4.04%	4.54%	3.00%
Ratios/supplemental data
Net assets, end of period (in millions)	$590		$625	$808	$685	$429	$238		$325	$1,099	$1,079	$887
Ratio of expenses to average net assets	0.18%		0.43%	0.43%	0.44%	0.45%	0.21%		0.64%	0.68%	0.69%	0.70%
Ratio of net investment income to
average net assets	0.04%		1.06%	4.18%	4.72%	3.25%	0.01%		1.00%	3.93%	4.46%	3.02%
The expense and net investment income ratios without the effect of the 2010 voluntary waiver of a portion of Adviser, Administrator and distribution fees and 2009 contractual caps were :
Ratio of expenses to average net assets	0.49%		0.47%	††	††	††	0.74%		0.71%	††	††	††
Ratio of net investment income to
average net assets	(0.28)%		1.03%	††	††	††	(0.52)%		0.92%	††	††	††
The expense ratios after giving effect to the expense offset for uninvested cash balances were:
Ratio of expenses to average net assets	0.18	%#	0.43%#	0.43%	0.44%	0.45%	0.21	%#	0.64%#	0.68%	0.69%	0.70%

__________
a	Amount represents less than $.001 per share.

†	Per share amounts have been calculated using the daily average shares method.
††	No reduction in the Adviser’s and the Administrator’s fees was required during the period, contractual or otherwise.

#	Net of contractual caps on fees and/or voluntary fee waivers.

Investment Adviser
Asset Management Group of
Bank of Hawaii
P.O. Box 3170
Honolulu, Hawaii 96802

Administrator
Aquila Investment Management LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

Trustees
Theodore T. Mason, Chair
Diana P. Herrmann, Vice Chair
Thomas W. Courtney
Stanley W. Hong
Richard L. Humphreys
Bert A. Kobayashi, Jr.
Glenn P. O’Flaherty
Russell K. Okata

Chairman Emeritus and Founder
Lacy B. Herrmann

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President
Sherri Foster, Vice President
Robert S. Driessen, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Edward M.W. Hines, Secretary

Distributor
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer And Shareholder Servicing Agent
BNY Mellon Investment Servicing
101 Sabin Street
Pawtucket, Rhode Island 02860

Custodian
JPMorgan Chase Bank, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, Pennsylvania 19103

Counsel
Butzel Long, a professional corporation
380 Madison Avenue
New York, New York 10017

This Prospectus concisely states information about the Funds that you should know before investing. A Statement of Additional Information about the Funds (the “SAI”) has been filed with the Securities and Exchange Commission. The SAI contains information about the Funds and their management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Funds available to you.

You can get additional information about the Funds’ investments in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. You can get the SAI and the Funds’ annual and semi-annual reports without charge, upon request, by calling 800-437-1020 (toll-free) or by visiting the Funds’ website at www.aquilafunds.com.

In addition, you can review and copy information about the Funds (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The file number under which the Trust is registered
with the SEC under the
Investment Company Act of 1940 is 811-4066

Pacific
Capital Funds®
of
Cash Assets Trust

Pacific Capital Cash Assets Trust
Pacific Capital Tax-Free Cash Assets Trust
Pacific Capital U.S. Government Securities Cash Assets Trust

A cash management
investment

[LOGO]

PROSPECTUS

Original Shares
Service Shares

To make shareholder account inquiries, call the Funds’ Shareholder Servicing Agent at:

800-437-1000 toll-free

or you can write to

BNY Mellon Investment Servicing
101 Sabin Street
Pawtucket, RI 02860-1427

	Ticker Symbol	CUSIP #
Original Shares
Cash Fund	CATXX	14754H101
Tax-Free Fund	TFCXX	14754H309
Government Securities Fund	USCXX	14754H200

Service Shares
Cash Fund	CASXX	14754H408
Tax-Free Fund	TFAXX	14754H507
Government Securities Fund	UCSXX	14754H606

This Prospectus should be read and retained for future reference

Pacific
Capital Funds®
of
CASH ASSETS TRUST

Pacific Capital Cash Assets Trust
Pacific Capital Tax-Free Cash Assets Trust
Pacific Capital U.S. Government Securities Cash Assets Trust

380 Madison Avenue, Suite 2300
New York, NY 10017

212-697-6666
or 800-437-1020

Statement of Additional Information
July 31, 2010

This Statement of Additional Information (the "SAI") has been incorporated by reference into the Prospectus for the Funds. It relates to Cash Assets Trust (the “Trust”) which has three separate funds, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust (each a “Fund” and collectively, the “Funds”). The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.

The Prospectus may be obtained from the Fund’s Distributor, Aquila Distributors, Inc.,

380 Madison Avenue, Suite 2300
New York, NY 10017

800-437-1020 toll-free
or 212-697-6666

Financial Statements

The financial statements for each Fund for the year ended March 31, 2010, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by Tait, Weller & Baker LLP, the Trust’s independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report of each Fund can be obtained without charge by calling the toll-free number listed above. The Annual Report will be delivered with the SAI.

TABLE OF CONTENTS
Trust History	3
Investment Strategies and Risks	3
Policies of the Funds	11
Management of the Funds	14
Ownership of Securities	23
Investment Advisory and Other Services	24
Brokerage Allocation and Other Practices	26
Capital Stock	27
Purchase, Redemption, and Pricing of Shares	28
Exchange Privileges	29
Taxation of the Trust	36
Underwriter	37
Appendix A	38

CASH ASSETS TRUST
STATEMENT OF ADDITIONAL INFORMATION
Trust History

Cash Assets Trust (the “Trust”) is a Massachusetts business trust.  It is an open-end, non-diversified management investment company formed in 1984.  The Trust consists of three separate funds: Pacific Capital Cash Assets Trust (the “Cash Fund”), Pacific Capital Tax-Free Cash Assets Trust (the “Tax-Free Fund”) and Pacific Capital U.S. Government Securities Cash Assets Trust (the “Government Securities Fund”). They are collectively referred to as the “Funds.” Until April 1, 1998, the Government Securities Fund was called the Treasuries Fund.

Investment Strategies and Risks

The investment objective and policies of each Fund are described in the Prospectuses, which refer to the investments and investment methods described below.

Additional Information About the Cash Fund’s Investments

Under the current management policies, the Cash Fund invests only in the following types of obligations:

(1) U.S. Government Securities: Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(2) Bank Obligations and Instruments Secured by Them: Bank obligations (i) of U.S. regulated banks having total assets of at least $1.5 billion, which may be domestic banks, foreign branches of such banks or U.S. subsidiaries of foreign banks; (ii) of any foreign bank having total assets equivalent to at least $1.5 billion; or (iii) that are fully insured as to principal by the Federal Deposit Insurance Corporation. (“Banks” includes commercial banks, savings banks and savings and loan associations.)

(3) Commercial Paper:  Short-term corporate debt.

(4) Corporate Debt Obligations: Debt obligations issued by corporations (for example, bonds and debentures).  Debentures are a form of unsecured debt issued by corporations.

(5) Variable Amount Master Demand Notes: Variable amount master demand notes repayable on not more than 30 days’ notice. These notes permit the investment of fluctuating amounts by the Cash Fund at varying rates of interest pursuant to direct arrangements between the Cash Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Cash Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

(6) Certain Other Obligations: Obligations other than those listed in 1 through 5 above only if such other obligations are guaranteed as to principal and interest by either a bank in whose obligations the Cash Fund may invest (see 2 above) or a corporation in whose commercial paper the Cash Fund may invest (see 3 above). If the Cash Fund invests more than 5% of its net assets in such other obligations, the Prospectus will be supplemented to describe them.

(7) Repurchase Agreements: The Cash Fund may purchase securities subject to repurchase agreements with commercial banks and broker-dealers provided that such securities consist entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by two or more nationally recognized statistical rating organizations satisfying the definition of “Designated NRSRO” in the Trust’s procedures adopted  pursuant to Rule 2a-7 under the Investment Company Act of 1940 (“NRSROs”).

(8) When-Issued or Delayed Delivery Securities: The Cash Fund may buy securities on a when-issued or delayed delivery basis. The Cash Fund may not enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Cash Fund’s total assets, less liabilities other than the obligations created by when-issued commitments. When-issued securities are subject to market fluctuation and no interest accrues to the Cash Fund until delivery and payment take place; their value at the delivery date may be less than the purchase price.

(9) Refunded Securities: Refunded Securities are debt securities the principal and interest of which are paid by “Government Securities” (as defined in the Investment Company Act of 1940 as amended (the “1940 Act”)) that have been placed in an escrow account and pledged only to the payment of the debt security. In general, Government Securities are those the principal and interest of which are paid by or are guaranteed by the U.S. Government or its instrumentalities.  The Cash Fund will invest only in Refunded Securities meeting the applicable requirements of Rule 5b-3 under the 1940 Act.

Further Information About Variable Amount Master Demand Notes

Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them. They are redeemable (and thus repayable by the borrower) at principal amount, plus accrued interest, at any time on not more than thirty days’ notice. Except for those notes which are payable at principal amount plus accrued interest within seven days after demand, such notes fall within the SEC’s overall 5% limitation on securities with possible limited liquidity. There is no limitation on the type of issuer from which these notes will be purchased; however, all such notes must be “First Tier Securities” (as defined in Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”)) and in connection with such purchases and on an ongoing basis, Asset Management Group of the Bank of Hawaii (the “Adviser”) will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously.  Master demand notes as such are not typically rated by credit rating agencies and if not so rated the Fund may, under its minimum rating standards, invest in them only if at the time of an investment they are determined to be comparable in quality to rated issues in which the Fund can invest.

Information About Insured Bank Obligations

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of Federally insured banks and savings institutions (collectively herein, “banks”) up to $250,000. The Cash Fund may purchase bank obligations which are fully insured as to principal by the FDIC. To remain fully insured as to principal, these investments must currently be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000 then the excess accrued interest will not be insured. Insured bank obligations may have limited marketability; unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand, or the Board of Trustees determines that a readily available market exists for such obligations, the Cash Fund and the Tax-Free Fund will invest in them only within a 5% limit for each Fund.

Information about Certain Other Obligations

The Cash Fund may purchase obligations other than those listed in the Prospectus, but only if such other obligations are guaranteed as to principal and interest by either a bank in whose obligations the Cash Fund may invest or a corporation in whose commercial paper it may invest. If any such guarantee is unconditional and is itself an “Eligible Security” (as defined in Rule 2a-7), the obligation may be purchased based on the guarantee; if any such guarantee is not unconditional, purchase of the obligation can only be made if the underlying obligation is an “Eligible Security” and meets all other applicable requirements of Rule 2a-7. As of the date of the SAI the Cash Fund does not own any such obligations and has no present intention of purchasing any. Such obligations can be any obligation of any kind so guaranteed, including, for example, obligations created by “securitizing” various kinds of assets such as credit card receivables or mortgages. If the Cash Fund invests in these assets, they will be identified in the Prospectus and described in the SAI.

Additional Information Regarding Municipal Obligations Which The Tax-Free Fund May Purchase

Municipal Notes

           The Tax-Free Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANs. An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

Municipal Bonds

The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Other Information

Since the Tax-Free Fund may invest in industrial development bonds or private activity bonds, the Tax-Free Fund may not be an appropriate investment for entities which are “substantial users” of facilities financed by those industrial development bonds or private activity bonds or for investors who are “related persons” of such users. Generally, an individual will not be a “related person” under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a “substantial user” of a facility financed from the proceeds of “industrial development bonds” or “private activity bonds”. A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses a part of [a] facility” financed from the proceeds of industrial development bonds or private activity bonds.

Under the Tax Reform Act of 1986, there are certain Municipal Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Tax-Free Fund may purchase these obligations, it may, on the other hand, refrain from purchasing them due to this tax consequence. Also the Tax-Free Fund will not purchase Municipal Obligations the interest on which is not exempt from regular Federal income taxes. The foregoing may narrow the number of Municipal Obligations available to the Tax-Free Fund.

The Tax-Free Fund may enter into puts with banks or broker-dealers that, in the opinion of the Adviser, present minimal credit risks. The ability of the Tax-Free Fund to exercise a put will depend on the ability of the bank or broker-dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker-dealer should default on its obligation to purchase an underlying security, the Tax-Free Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Tax-Free Fund may enter into certain puts solely to maintain liquidity and will not exercise its rights thereunder for trading purposes. The puts will be only for periods substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Tax-Free Fund of the underlying security. The actual put will be valued at zero in determining net asset value. Where the Tax-Free Fund pays directly or indirectly for a put, its cost will be reflected as an unrealized loss for the period during which the put is held by the Tax-Free Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of a Municipal Obligation purchased by the Tax-Free Fund will not be considered shortened by any such put to which the obligation is subject.

The right of the Tax-Free Fund to exercise a put is unconditional and unqualified. A put is not transferable by the Tax-Free Fund, although the Tax-Free Fund may sell the underlying securities to a third party at any time. If necessary and advisable, the Tax-Free Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

Additional Information About the Hawaii Economy

The following material has been excerpted from the Hawaii State Department of Business, Economic Development and Tourism (“DBEDT”) Second Quarter 2010 Quarterly Statistical and Economic Reports (“QSER”) or otherwise prepared by DBEDT, some of which may be found at http://www.hawaii.gov/dbedt/. Unless otherwise stated, the following information is historical, estimated figures are used only when the definitive figures are unavailable. Unless otherwise specifically stated, all references to years and quarters in the following information are to calendar years and calendar quarters, respectively. The text refers to certain enumerated tables found under “Economic Summary & Outlook.” Following descriptions of the various components of the State’s economy and DBEDT’s outlook for the economy, there is a brief description of the impact of these components on the State’s fiscal position.

State of the Economy

Hawaii’s economy began to feel the effects of economic recovery in tourism during the first quarter of 2010, although jobs and new construction authorizations were still showing declines from the year before.

The most encouraging signs that a recovery was underway occurred in tourism. Visitor arrivals increased 4.5 percent in the first quarter from a year before. The average daily visitor census, which takes into account visitors’ length of stay, increased 4.8 percent in the first quarter of 2010, and total visitor expenditures were up 5.0 percent.

The first quarter growth in total visitor arrivals was boosted by a 12.7 percent increase in international arrivals. Airline capacity, in terms of the number of available seats on planes to Hawaii, also showed an increase after a nearly three-year downward trend. Capacity increased 4.6 percent in the first quarter of 2010 from the previous year, with a strong 10.8 percent increase in international seats. The statewide hotel occupancy rate in the first quarter of 2010 averaged 70.8 percent, up 4.1 percentage points from the same quarter of 2009.

Current construction being put into place (based on excise tax data) and construction jobs continued to show year over year declines in the first quarter, but less than in previous quarters. The first quarter 2010 decline in permit values was 16.0 percent loss in permit values from the same period a year before. Private building permit values increased in commercial and industrial for the first quarter of 2010 but declined in residential, and additions &alterations.

General excise tax (GET) revenues, an indicator of economic activity in the state, increased 4.6 percent in the first quarter of 2010 as compared with the same period in 2009. This was the first year-over-year increase in five calendar quarters. Another area of solid gain in tax collections for the first quarter of 2010 was the transient accommodations tax, which increased 12.3 percent, or $6.4 million. This was partly due to an increase in the tax rate in mid 2009.

The key area of the economy that has yet to improve is the labor market, which is expected to be the last element of the economy to respond. Hawaii’s economy continued to lose jobs through the first quarter of 2010, with a 2.2 percent decline in wage and salary jobs from the same quarter of 2009. Civilian employment showed a similar pattern, declining 1.1 percent from same quarter of 2009.

However, both indicators showed an increase of several thousand persons between the fourth quarter of 2009 and the first quarter of 2010. While much of this gain turns out to be expected seasonal fluctuation, both series showed a gain of 750 persons from the fourth to the first quarters on a seasonally adjusted basis. This suggests that despite being down from the year before, some stability may be taking hold in the state’s labor market.

All but a few major sectors of the economy showed job losses in the first quarter of 2010 from the year before. The most significantly impacted sector was the professional and business services sector which lost 4,300 jobs or 5.9 percent compared to the same quarter 2009; followed by the natural resources, mining and construction sector, which lost 3,300 jobs or 9.9 percent. During the first quarter of 2010, the government sector showed a decline of 2,150 jobs or 1.7 percent compared to the same quarter 2009. An increase in Federal government jobs was more than offset by decreases in State and Local government jobs. Only the agriculture, health care, and education sectors showed increases in jobs.

Total personal income in Hawaii (in current dollars) showed a slight, 1.0 percent increase for the fourth quarter of 2009 from the same quarter the year before, but that was thanks to a large increase in personal current transfer receipts to residents, including retirement and unemployment insurance benefits, especially the state unemployment insurance payments, which jumped 114 percent from the same quarter of last year. The core of personal income--wages, salaries and proprietors’ income --declined 1.7 percent while dividends, interest, and rent declined 5.5 percent. Overall, personal income in Hawaii reached an annualized, $54.8 billion in the fourth quarter of 2009.

Outlook for the Economy

Based on the most recent data and analysis, Hawaii’s economy is expected to continue seeing signs of recovery in 2010 and beyond. The DBEDT forecast has changed only modestly from last quarter.

Hawaii’s economy depends significantly on conditions in the U.S. economy and key international economies, especially Japan. For the U.S. economy continued positive economic data in recent months has resulted in gradual optimism being reflected in the consensus forecast used to guide the DBEDT forecast.

Forecasts also continue to improve for Hawaii’s most important foreign market, Japan. Real GDP growth for that nation is now expected to increase 2.2 percent in 2010, followed by a more modest 1.6 percent growth rate in 2011.

Based on the updated U.S. and International outlook as well as new data on the Hawaii economy, the revised forecast for Hawaii shows slightly more encouraging expectations, although the basic projection of a slow and gradual recovery has not changed.

Overall, Hawaii's economy measured by real GDP is projected to show a 1.1 percent increase in 2010, up slightly from a 0.9 percent growth forecast last quarter. That growth is expected to increase modestly to 1.4 percent in 2011.

Visitor arrivals are expected to increase 2.6 percent in 2010, up modestly from the last forecast, based on stronger than expected international arrivals in the first quarter of the year.

Arrival expectations for 2011 remain at 4.1 percent, about the same as the previous forecast. Visitor days in 2010 are also expected to increase a bit more than expected earlier in the year at about 2.6 percent in 2010, up a half percentage point from the previous forecast. The 2011 visitor days projection will remain about the same as projected in the previous forecast at 4.2 percent. Finally, the combination of longer stays and higher average spending per day for the first few months has boosted the forecast for visitor expenditure growth in 2010 to 4.9 percent, from the 2.3 percent in the previous forecast. However, from that higher base, visitor expenditures are forecast to increase at a slightly lower 7.3 percent in 2011, down from the 8.6 percent forecast at the beginning of the year.

Despite the increase in the visitor forecast, the projection for wage and salary jobs remains unchanged at a 0.9 percent decline in 2010. It is likely that current excess capacity in the visitor industry will accommodate more visitors without an immediate increase in the workforce. However, modest growth in jobs is expected to occur in the second half of 2010. In 2011, jobs are still projected to increase the 0.8 percent forecasted last quarter.

While jobs will likely be slower to respond, the improving visitor forecast should result in more hours worked and, in turn, some growth in real personal income for 2010 of about 0.2 percent.

Last quarter’s forecast expected no growth in real personal income for this year. Accounting for likely increases in pay and other income in response to inflation, current dollar personal income should show a 1.9 percent increase in 2010. In 2011, current-dollar personal income is still forecast to increase 3.0 percent, of which 0.8 percent will be real growth after inflation.

The forecast for the Honolulu Consumer Price Index (CPI) is also unchanged at 1.7 percent for 2010 and 2.2 percent in 2011.

Beyond 2011 the gradual recovery is expected to continue with modest job growth of around 1.0 percent for 2012. Visitor arrivals should show a 4.5 percent increase in 2012. Hawaii’s real GDP growth in 2012 is expected to reach 2.0 percent. The gradual recovery should continue into 2013, assuming national and international economic conditions continue to improve.

Additional Information About Other Investments The Tax-Free Fund Can Make

Temporary Taxable Investments

The Tax-Free Fund may invest the proceeds of the sale of shares or the sale of Municipal Obligations in Taxable Obligations pending investment in Municipal Obligations. The Tax-Free Fund may also enter into repurchase agreements as to Taxable Obligations.

As a fundamental policy, under normal market conditions the Tax-Free Fund may not purchase Taxable Obligations if thereafter more than 20% of its net assets would consist of such obligations or cash, except for temporary defensive purposes, i.e., in anticipation of a decline or possible decline in the value of Municipal Obligations.

Under current management policies the Taxable Obligations which the Tax-Free Fund may purchase are:

Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; commercial paper obligations and bank obligations (i) of U.S. regulated banks having total assets of at least $1.5 billion, which may be domestic banks, foreign branches of such banks or U.S. subsidiaries of foreign banks; or (ii) that are fully insured as to principal by the Federal Deposit Insurance Corporation. “Bank” includes commercial banks, savings banks and savings and loan associations.

Tender Option Bond Inverse Floaters

The Tax-Free Fund can invest, under appropriate market conditions, in certain derivative instruments known as “inverse floaters” that are offered via “tender option bond” programs (“Tender Option Bond Inverse Floaters”). Although volatile, these instruments typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds.

Tender option bonds and their related inverse floaters are municipal-bond-derivative securities that provide for tax-free income at variable rates. The Tax-Free Fund will use tender option bond programs that employ high quality longer-term municipal bonds of Hawaiian issuers to the extent that obligations of desired quality, maturity and interest rate are available; otherwise it will use programs employing similar obligations of non-Hawaii issuers. These obligations are held in a trust and varying economic interests in the bonds are created and sold to investors. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to the program sponsor at agreed-upon intervals. These “tender option bonds” are eligible securities for municipal money market fund investments. A second class of investors has a residual income interest (earning the income produced by the underlying bonds net of program costs and of the variable income paid to the holders of the tender option bonds) and bears the risk that the underlying bonds decline in value due to changes in market interest rates. Both investor classes bear the risk of loss that would result from a default on the underlying bonds as well as from other potential, yet remote, credit or structural events. The value of the residual interest, the Tender Option Bond Inverse Floater, is accordingly generally more volatile than that of a fixed-rate municipal bond.

There are risks associated with Tender Option Bond Inverse Floaters.  Tender Option Bond Inverse Floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest rate received when short-term interest rates rise and increase the interest received when short-term rates fall. For these reasons, Tender Option Bond Inverse Floaters tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment due to the risk of reduced or eliminated interest payments on Tender Option Bond Inverse Floaters, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency.

The Trustees will authorize the purchase of Tender Option Bond Inverse Floaters only when they are satisfied that technical issues concerning investment in these securities, such as custody and pricing, have been appropriately addressed.

Floating and Variable Rate Instruments

The Tax-Free Fund may purchase obligations with a floating or variable rate of interest. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain of these obligations may carry a demand feature that would permit the Tax-Free Fund to tender them back to the issuer at par value prior to maturity. The Adviser will monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the regulatory restriction that a money-market fund may not invest an amount equal to more than 5% of the current value of its net assets in securities that are illiquid.

Repurchase Agreements

The Tax-Free Fund may purchase securities subject to repurchase agreements provided that such securities are otherwise eligible for purchase by the Fund; it is the Tax-Free Fund’s current policy to use for repurchase agreements only collateral that consists entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the requisite NRSROs. Repurchase agreements may be entered into only with commercial banks or broker-dealers.

Loans of Portfolio Securities

The Tax-Free Fund can lend its portfolio securities on a collateralized basis up to 10% of the value of its total assets to specified borrowers (brokers, dealers and certain financial institutions) to increase its income. The Tax-Free Fund may be considered as the beneficial owner of the loaned securities in that any gain or loss in their market price during the loan inures to the Tax-Free Fund and its shareholders; thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan.

Additional Information About Investments That the Funds Can Make

Ratings

The ratings assigned by nationally recognized statistical rating organizations (“NRSROs”) represent their opinions of the quality of the debt securities which they undertake to rate. Ratings are general and not absolute standards of quality; consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield. See Appendix A to this SAI for further information about the ratings of NRSROs as to the various rated Municipal Obligations and Taxable Obligations which the Tax-Free Fund may purchase.

U.S. Government Securities

All of the Funds may invest in U.S Government securities (i.e., obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities), which include securities issued by the U.S. Government, such as Treasury Bills (which mature within one year of the date they are issued) and Treasury Notes and Bonds (which are issued with longer maturities). All Treasury securities are backed by the full faith and credit of the United States.

The Funds may invest in securities of U.S. government agencies and instrumentalities that issue or guarantee securities. These include, but are not limited to, the Farmers Home Administration, Federal Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Housing Administration, Federal National Mortgage Association, Financing Corporation, Government National Mortgage Association, Resolution Funding Corporation, Small Business Administration, Student Loan Marketing Association, Tennessee Valley Authority and Federal Deposit Insurance Corporation.

Turnover

In general, the Funds will purchase securities with the expectation of holding them to maturity. However, the Funds may to some degree engage in short-term trading to attempt to take advantage of short-term market variations. The Funds may also sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer. The Funds will have a high portfolio turnover due to the short maturities of the securities held, but this should not affect net asset value or income, as brokerage commissions are not usually paid on the securities in which the Funds invest. (In the usual calculation of portfolio turnover, securities of the type in which the Funds invests are excluded; consequently, the high turnover which the Funds will have is not comparable to the turnover of non-money-market investment companies.)

When-Issued and Delayed Delivery Securities

The Cash Fund and the Tax-Free Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. At the time that either Fund makes a commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities each day in determining its net asset value. The Cash Fund and the Tax-Free Fund will make commitments for such when-issued transactions only when they have the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Any gains realized in such sales would produce taxable income. No income accrues to the purchaser prior to issuance. Purchasing securities on a when-issued basis is a form of leverage and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself, in which case there could be an unrealized loss in the value of the investment at the time of delivery. The Cash Fund and the Tax-Free Fund will each maintain with the Custodian and mark to market every business day a separate account with portfolio securities in an amount at least equal to such commitments. On delivery dates for such transactions, the Cash Fund and the Tax-Free Fund will each meet their obligations from maturities or sales of the securities held in the separate account and/or from cash flow. If the Cash Fund or the Tax-Free Fund chooses to dispose of any right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Neither the Cash Fund nor the Tax-Free Fund may enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued commitments.

Diversification and Certain Industry Requirements

The Cash Fund has a rule under which it cannot buy the securities of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry. In applying this rule to commercial paper issued by finance subsidiaries or affiliates of operating companies, if the business of the issuer consists primarily of financing the activities of the related operating company, the Fund considers the industry of the issuer to be that of the related operating company.

Policies of the Funds

Investment Restrictions

Each Fund has a number of policies concerning what it can and cannot do. Those policies, which are called “fundamental policies,” may not be changed unless the holders of a majority, as defined in the 1940 Act, of the outstanding shares of that Fund vote to change them. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented, or (b) more than 50% of the dollar value of its outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below.

Investment Restrictions of the Cash Fund

The following restrictions on the Cash Fund’s investments are fundamental policies and cannot be changed without approval of the shareholders of the Cash Fund.

1. The Cash Fund has diversification and anti-concentration requirements.

The Cash Fund cannot buy the securities of any issuer if it would then own more than 10% of the total value of all of the issuer’s outstanding securities.

The Cash Fund cannot buy the securities (not including U.S. Government Securities) of any issuer if more than 5% of its total assets (valued at market value) would then be invested in securities of that issuer. In addition, Rule 2a-7 limits investment in “Second Tier” Securities to 3% of the Cash Fund’s assets in the aggregate, and to no more than the greater of 0.5% of the Cash Fund’s assets in the securities of any one issuer.

The Cash Fund cannot buy the securities of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers in that industry; U.S. Government securities and those domestic bank obligations and instruments of domestic banks which the Cash Fund may purchase are considered as not included in this limit; however, obligations of foreign banks and of foreign branches of domestic banks are considered as included in this limit.

2. The Cash Fund can make loans only by lending securities or entering into repurchase agreements.

The Cash Fund can buy those debt securities which it is permitted to buy; this is investing, not making a loan. The Cash Fund can lend its portfolio securities on a collateralized basis up to 10% of the value of its total assets to specified borrowers (broker-dealers, banks and certain other financial institutions) to increase its income and also can enter into repurchase agreements. The Cash Fund may be considered as the beneficial owner of the loaned securities in that any gain or loss in their market price during the loan inures to the Cash Fund and its shareholders; thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan.

3. The Cash Fund can borrow only in limited amounts for special purposes.

The Cash Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Cash Fund’s income. The Cash Fund will not purchase any securities while it has any outstanding borrowings which exceed 5% of the value of its assets.

4. Almost all of the Cash Fund’s assets must be in established companies.

Only 5% of the Cash Fund’s total assets may be in issuers less than three years old, that is, which have not been in continuous operation for at least three years. This includes the operations of predecessor companies.

Investment Restrictions of the Tax-Free Fund

The following restrictions on the Tax-Free Fund’s investments are fundamental policies and cannot be changed without approval of the shareholders of the Tax-Free Fund.

1. The Tax-Free Fund has anti-concentration requirements.

The Tax-Free Fund cannot buy the securities of issuers in any one industry if more than 25% of its total assets would then be of issuers in that industry; Municipal Obligations, U.S. Government obligations and those bank obligations and instruments of domestic banks which the Fund may purchase are considered as not included in this limit, except that the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

2. The Tax-Free Fund can make loans only by lending securities or entering into repurchase agreements.

The Tax-Free Fund can buy those debt securities which it is permitted to buy; this is investing, not making a loan. The Tax-Free Fund can lend its portfolio securities and enter into repurchase agreements.

3. The Tax-Free Fund can borrow only in limited amounts for special purposes.

The Tax-Free Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund’s income. The Tax-Free Fund will not purchase any securities while it has any outstanding borrowings which exceed 5% of the value of its total assets.

Investment Restrictions of the Government Securities Fund

The following restrictions on the Government Securities Fund’s investments are fundamental policies and cannot be changed without approval of the shareholders of the Government Securities Fund.

1. The Government Securities Fund can make loans only by lending securities or entering into repurchase agreements.

The Government Securities Fund can buy those debt securities which it is permitted to buy; this is investing, not making a loan. The Government Securities Fund can lend its portfolio securities on a collateralized basis up to 10% of the value of its total assets to specified borrowers (broker-dealers, banks and certain other financial institutions) to increase its income and enter into repurchase agreements. The Government Securities Fund may be considered as the beneficial owner of the loaned securities in that any gain or loss in their market price during the loan inures to the Government Securities Fund and its shareholders; thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan.

2. The Government Securities Fund can borrow only in limited amounts for special purposes.

The Government Securities Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Government Securities Fund’s income. The Government Securities Fund will not purchase any securities while it has any outstanding borrowings which exceed 5% of the value of its assets.

Restrictions Applicable to all of the Funds

The following restrictions are fundamental policies and cannot be changed with respect to a fund without the approval of that Fund’s shareholders.

1. The Funds invest only in certain limited securities.

The Funds cannot buy any voting securities, any commodities or commodity contracts, any mineral related programs or leases, or any warrants, puts, calls or combinations thereof, except that the Tax-Free Fund may purchase Municipal Obligations with put rights in order to maintain liquidity.

The Cash Fund and the Tax-Free Fund cannot purchase or hold the securities of any issuer if, to their knowledge, any Trustee, Director or officer of the Fund or its Adviser individually owns beneficially more than 0.5% of the securities of that issuer and all such Trustees, Directors and officers together own in the aggregate more than 5% of such securities.

The Cash Fund and the Tax-Free Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, they can buy any securities which they could otherwise buy even though the issuer invests in real estate or interests in real estate.

2. The Funds do not buy for control.

The Funds cannot invest for the purpose of exercising control or management of other companies. This restriction is not applicable to the Government Securities Fund.

3. The Funds do not sell securities they do not own or borrow from brokers to buy securities.

Thus, they cannot sell short or buy on margin.

4. The Funds are not underwriters.

The Funds cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, they cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. Except in connection with borrowings, the Funds will not issue senior securities.

Management of the Funds

The Board of Trustees

The business and affairs of each Fund are managed under the direction and control of the Board of Trustees of the Trust. The Board of Trustees has authority over every aspect of the Funds’ operations, including approval of the advisory agreements and their annual renewal, the contracts with all other service providers and payments under each Fund’s Distribution Plan and Shareholder Services Plan.  The Trust has an Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Trust.  The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Trust’s internal accounting procedures and controls.  The Audit Committee had two meetings during the last fiscal year.

The Trust has a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee held one meeting during the last fiscal year.  The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Administrator at 380 Madison Avenue, New York, NY 10017.

The Board seeks continuously to be alert to potential risks regarding each Fund’s business and operations.

The Board has a Chair who is an Independent Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of each Fund’s activities and conduct.

In addition, at the Board’s direction, the Administrator has established a Risk Identification Group that meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate sharing of information. These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

Trustees and Officers

The following material includes information about each Trustee and officer and the Chairman Emeritus of the Trust:

Name, Address(1) (2) and Date of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee (5)
Diana P. Herrmann New York, NY (02/25/58)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 2004
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Administrator since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Administrator; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			12	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010)
Non-interested Trustees
Theodore T. Mason Hastings-on-Hudson, NY (11/24/35)	Chair of the Board of Trustees since 2004 and Trustee since 1984
Executive Director, East Wind Power Partners LTD since 1994 and Louisiana Power Partners, 1999-2003; Assistant Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2010 (Treasurer, 2004-2009, President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-2000) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Association of the United States Navy (formerly Naval Reserve Association), Commanding Officer of four naval reserve units and Captain, USNR (Ret); director, The Navy League of the United States New York Council since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., since 2000.

			9	Formerly Trustee, Premier VIT
Thomas W. Courtney Sewickley, PA (08/17/33)	Trustee since 1984	President, Courtney Associates, Inc., a venture capital firm, since 1988.	4
Formerly: Chairman of the Board of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, Oppenheimer Rochester Group of Funds; Chairman of the Board of Premier VIT; and Trustee, Tax-Free Trust of Arizona

Stanley W. Hong Honolulu, HI (04/05/36)	Trustee since 1993	President, Waste Management of Hawaii, Inc. and Corporate Vice President – Hawaii Area for Waste Management, Inc., 2001-2005; Trustee, The King William Charles Lunalilo Trust Estate since 2001; President and Chief Executive Officer, The Chamber of Commerce of Hawaii, 1996-2001; Regent, Chaminade University of Honolulu since 1991; Trustee, the Nature Conservancy of Hawaii since 1998; Trustee, Child and Family Service since 2005; Director, The East West Center Foundation since 2006 and St. Louis School since 2007; and a director of other corporate and community organizations.	4	Trustee, Pacific Capital Funds®, which includes 12 bond and stock funds; First Insurance Co. of Hawaii, Ltd., Lanihau Properties, Ltd., Riggs Distributing Co.
Richard L. Humphreys Kaneohe, HI (10/06/43)	Trustee since 2009	President, Hawaii Receivables Management, LLC (a factoring company) since 2001; President, Lynk Payment Systems Hawaii, LLC (credit card processing) since 2002. Formerly Chairman, Bank of America, Hawaii; President, Hawaiian Trust Co.; President, First Federal S&L; and, E.V.P., Bank of Hawaii.	4	Trustee, Pacific Capital Funds®, which includes 12 bond and stock funds; Board of Directors, Bishop Museum; Board of Directors, Friends of the Cancer Research Center
Bert A. Kobayashi, Jr. Honolulu, HI (04/22/70)	Trustee since 2009	President and Chief Executive Officer, Kobayashi Group, LLC (a group of companies primarily engaged in real estate enterprises) since 2001; Managing Director, KG Holdings, LLC (real estate investment) since 2009; Vice President, Nikken Holdings, LLC (real estate investment) since 2003; interested in a number of other real estate companies in Hawaii.	4	Hawaiian Electric Company, Inc.
Glenn P. O’Flaherty Denver, CO (08/03/58)	Trustee since 2009	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, February-December 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	6	None
Russell K. Okata Honolulu, HI (03/22/44)	Trustee since 1993	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; director of various civic and charitable organizations.	5	Trustee, Pacific Capital Funds®, which includes 12 bond and stock funds; past Chair of the Royal State Group (insurance)

The specific experience, qualifications, attributes or skills that led to the conclusion that the nominees should serve as Trustees of the Fund at this time in the light of the Fund’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:	More than 20 years of experience in mutual fund management.
Theodore T. Mason:	Knowledgeable about operation and management of mutual funds.
Thomas W. Courtney:	Experienced in finance and mutual fund governance.
Stanley W. Hong:	Experienced business executive with knowledge of local government and mutual fund governance.
Richard L. Humphreys:	Experienced in banking and finance.
Bert A. Kobayashi, Jr.:	Experienced in local government affairs and real estate.
Glenn P. O’Flaherty:	Knowledgeable about financial markets and operation of mutual funds.
Russell K. Okata:	Experienced in local government affairs and mutual fund governance.

Name, Address(1) (2) and Date of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years
Chairman Emeritus(7)
Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2004, Trustee, 1984-2004, and Chairman of the Board of Trustees, 1984-2003
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or  trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Officers
Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2003
Executive Vice President of all funds in the Aquila Group of Funds and the Administrator and the Administrator’s parent since 2003; Executive Vice President and Chief Operating Officer of the Administrator and the Administrator’s parent since 2008; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Administrator’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila Money-Market Funds, 1988-2003.

Sherri Foster Lahaina, HI (07/27/50)	Vice President since 1997
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President since 1997 and formerly Assistant Vice President of the three Aquila Money-Market Funds; Vice President, Aquila Rocky Mountain Equity Fund since 2006; Registered Representative of the Distributor since 1985.

John M. Herndon New York, NY (12/17/39)	Vice President since 1990 and Assistant Secretary since 1995
Assistant Secretary of each fund in the Aquila Group of Funds since 1995 and Vice President of the three Aquila Money-Market Funds since 1990; Vice President of the Administrator or its predecessor and current parent since 1990.

Robert S. Driessen New York, NY (10/12/47)	Chief Compliance Officer since 2009
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Administrator and the Distributor since December 2009; Vice President, Chief Compliance Officer, Curian Capital, LLC, 2004-2008; Vice President, Chief Compliance Officer, Phoenix Investment Partners, Ltd., 1999- 2004; Vice President, Risk Liaison, Corporate Compliance, Bank of America, 1996-1999; Vice President, Securities Compliance, Prudential Insurance Company of America, 1993-1996; various positions to Branch Chief, U.S. Securities and Exchange Commission, 1972-1993.

Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Edward M. W. Hines New York, NY (12/16/39)	Secretary since 1984
Of Counsel to Butzel Long, a professional corporation, counsel to the Trust, since 2010 and previously Shareholder since 2007; Partner of Hollyer Brady Barrett & Hines LLP, its predecessor as counsel, 1989-2007; Secretary of each fund in the Aquila Group of Funds.

Yolonda S. Reynolds New York, NY (04/23/60)	Assistant Treasurer since 2010	Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIIA-CREF, 2007; Sr. Fund Accountant, JP Morgan Chase, 2003-2006.
Lori A. Vindigni New York, NY (11/02/66)	Assistant Treasurer since 2000
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Administrator or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)From time to time Bank of Hawaii may enter into normal investment management, commercial banking and/or lending arrangements with one or more of the Trustees of the Trust and their affiliates.  The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.
 (2) The mailing address of each Trustee and officer is c/o Pacific Capital Funds® of Cash Assets Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017.
(3) Because the Trust does not hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.
(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(5) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Administrator’s corporate parent, as an officer and Manager of the Administrator, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Trust.
(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the “Aquila Money-Market Funds”; Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the “Aquila Municipal Bond Funds”; Aquila Rocky Mountain Equity Fund is an equity fund; and Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 4, are called the “Aquila Group of Funds.”
(7) The Chairman Emeritus may attend Board meetings but has no voting power.

Securities Holdings of the Trustees
(as of 12/31/09)

Name of Trustee	Dollar Range of Ownership in Pacific Capital Funds® of Cash Assets Trust (1)	Aggregate Dollar Range of Ownership in Aquila Group of Funds (1)

Interested Trustee

Diana P. Herrmann	D	E

Non-interested Trustees

Theodore T. Mason	A	E

Thomas W. Courtney	A	C

Stanley W. Hong	A	C

Richard L. Humphreys	A	E

Bert A. Kobayashi, Jr.	E	E

Glenn P. O’Flaherty	A	C

Russell K. Okata	A	E

(1)            A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Adviser or the Distributor.

Trustee Compensation

           The Funds do not pay fees to Trustees affiliated with the Administrator or Adviser or to any of the Funds’ officers.  During the fiscal year ended March 31, 2010, the Cash Fund, the Tax-Free Fund and the Government Securities Fund paid, respectively, $104,540, $87,457 and $210,309 in compensation and reimbursement of expenses to the Trustees.  The Funds are among the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund.  The following tables list the compensation of all Trustees who received compensation from the Funds, the compensation each received during each Fund’s fiscal year from all funds in the Aquila Group of Funds and the number of such funds.  None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.

Name	Compensation from the Cash Fund	Compensation from the Tax-Free Fund	Compensation from the Government Securities Fund

Theodore T. Mason	$17,019	$14,818	$30,707

Thomas W. Courtney	$14,045	$11,521	$29,307

Stanley W. Hong	$13,241	$11,040	$26,929

Richard L. Humphreys	$7,259	$6,658	$13,144

Bert A. Kobayashi, Jr.	$7,259	$6,658	$13,144

Glenn P. O’Flaherty	$7,259	$6,658	$13,144

Russell K. Okata	$13,241	$11,040	$26,929

Name	Compensation from all funds in the Aquila Group of Funds	Number of boards on which the Trustee now serves*

Theodore T. Mason	$134,405	9

Thomas W. Courtney	$79,575	4

Stanley W. Hong	$72,250	4

Richard L. Humphreys	$40,095	4

Bert A. Kobayashi, Jr.	$40,095	4

Glenn P. O’Flaherty	$77,905	6

Russell K. Okata	$87,250	5

•
Messrs. Hong, Humphreys and Okata are also trustees of the 12 funds in the Pacific Capital Funds® for which the Adviser is also investment adviser. For the same period, these funds paid Trustee Hong $42,500, Trustee Humphreys $44,500 and Trustee Okata $45,000.

Ownership of Securities

On July 2, 2010 the following holders held 5% or more of a class of shares of the Funds:

Name and address
of the holder of
record                                                                               Number of shares                                         Percent of class

The Cash Fund: Original Shares

Bank of Hawaii
P. O. Box 1930
Honolulu, HI                                                                    227,788,980                                                      96.85%

The Cash Fund: Service Shares

National Financial Services Corp.
For Exclusive Benefit of its Customers
200 Liberty Street
New York, NY                                                                    35,377,477                                                      54.94%

Bank of Hawaii
P.O. Box 1930
Honolulu, HI                                                                      29,000,638                                                      45.04%

The Tax-Free Fund: Original Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI                                                                     162,221,500                                                     99.31%

The Tax-Free Fund: Service Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI                                                                      34,710,552                                                      84.95%

National Financial Services Corp.
For Exclusive Benefit of its Customers
200 Liberty Street
New York, NY                                                                     6,145,176                                                       15.04%

The Government Securities Fund: Original Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI                                                                   471,484,796                                                       99.78%

The Government Securities Fund: Service Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI                                                                  194,364,888                                                      91.59%

National Financial Services Corp.
For Exclusive Benefit of its Customers
200 Liberty Street
New York, NY                                                                 17,808,586                                                         8.39%

The Funds’ management is not aware of any person, other than those named above, who beneficially owned 5% or more of either class of a Fund’s outstanding shares on such date. On the basis of information received from the record owners listed above, the Funds’ management believes (i) that all of the Original Shares indicated are held for the benefit of custodial or trust clients; and (ii) that all of such shares could be considered as “beneficially” owned by the named shareholders in that they possessed shared voting and/or investment powers as to such shares. The Service Shares indicated above are held for the benefit of customers.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.

Investment Advisory and Other Services

Asset Management Group of the Bank of Hawaii supervises the investment program of each Fund and the composition of its portfolio.

The services of the Adviser to each Fund are rendered under an Investment Advisory Agreement between that Fund and the Adviser (together, the “Advisory Agreements”) which was most recently approved by the Fund’s shareholders on July 16, 2008.

The Advisory Agreements of the Funds provide, subject to the control of the Board of Trustees, for investment supervision by the Adviser. Under each Advisory Agreement, the Adviser will furnish information as to the Fund’s portfolio securities to any provider of fund accounting services to each Fund; will monitor records of each Fund as to the Fund’s portfolio, including prices, maintained by such provider of such services; and will supply at its expense, monthly or more frequently as may be necessary, pricing of each Fund’s portfolio based on available market quotations using a pricing service or other source of pricing information satisfactory to that Fund. Each Advisory Agreement states that the Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser’s duties under the Advisory Agreement.

Under each Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Fund and of those Trustees, if any, who are affiliated with the Adviser, provided, however, that if any Trustee is an affiliate of the Adviser solely by reason of being a member of its Board of Directors, the Funds may pay compensation to such Trustee, but at a rate no greater than the rate they pay to the other Trustees. Under the Advisory Agreements, each Fund bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to its shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under each Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Fund’s Administration Agreement or by the Fund’s principal underwriter are paid by the Fund. The Advisory Agreements list examples of such expenses borne by the Funds, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent, fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Funds and their shares under Federal and State securities laws, interest, taxes, and non-recurring expenses, including litigation.

           Each Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days’ written notice, and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days’ written notice, provided that such termination by the Fund shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; each agreement automatically terminates in the event of its assignment (as so defined).

Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. Each Fund agrees to indemnify the Adviser to the full extent permitted under the Trust’s Declaration of Trust.

The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the Securities Act of 1933 and the 1940 Act, except for the information supplied by the Adviser for inclusion therein.

Each Advisory Agreement contains the provisions set forth below under “Brokerage Allocation and Other Practices.”

The Administration Agreements

Under Administration Agreements with each Fund (the “Administration Agreements”), Aquila Investment Management LLC as Administrator, at its own expense, provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Fund and pays all compensation of the Fund’s Trustees, officers and employees who are affiliated persons of the Administrator. The Administration Agreements went into effect July 16, 2008.

Under the Administration Agreements, subject to the control of the Funds’ Board of Trustees, the Administrator provides all administrative services to each Fund other than those relating to its investment portfolio and the maintenance of its accounting books and records. Such administrative services include but are not limited to maintaining books and records (other than accounting books and records) of the Funds, and overseeing all relationships between the Funds and their transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Funds and for the sale, servicing or redemption of the Funds’ shares.

Advisory and Administration Fees

During the three fiscal years ended March 31, 2010, 2009, and 2008 the Funds paid the following fees:

To the Adviser:
	Cash Fund	Tax-Free Fund	Government Securities Fund

2010	$1,385,047	$900,081	$2,700,522

2009	$2,017,318	$994,657	$5,140,036

2008	$1,531,627	$808,526	$6,120,103

To the Administrator:
	Cash Fund	Tax-Free Fund	Government Securities Fund

2010	$358,687	$231,638	$592,797

2009	$579,670	$263,474	$1,129,971

2008	$627,241	$240,599	$1,341,856

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

The Funds’ Shareholder Servicing Agent (transfer agent) is BNY Mellon Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860-1427.

Each Fund’s Custodian is JPMorgan Chase Bank, N.A., 1111 Polaris Parkway, Columbus, OH 43240; it receives, holds and delivers the Funds’ portfolio securities (including physical securities, book-entry securities, and securities in depositories) and money, performs related accounting functions and issues reports to the Funds.

The Funds’ independent registered public accounting firm, Tait, Weller & Baker LLP (“TWB”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Funds’ financial statements.

Brokerage Allocation and Other Practices

During the fiscal years ended March 31, 2010, 2009 and 2008 all of the Funds’ transactions were principal transactions and no brokerage commissions were paid.  The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Funds’ securities are contained in each Fund’s Advisory Agreement.

Each Advisory Agreement provides that in connection with its duties to arrange for the purchase and sale of the Fund’s portfolio securities, the Adviser shall select such broker-dealers (“dealers”) as shall, in the Adviser’s judgment, implement the policy of the Fund to achieve “best execution,” i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services.  Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Fund and/or other accounts of the Adviser and that research received by such other accounts may or may not be useful to the Fund.

Limitation of Redemptions in Kind

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Capital Stock

Description of Shares

The Trust issues three series of shares, each series constituting the shares of a Fund. Each series has separate assets and liabilities and is comprised of two classes of shares: Original Shares and Service Shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in a Fund. Income, direct liabilities and direct operating expenses of each series will be allocated directly to such series, and general liabilities and expenses, if any, of the Trust will be allocated among the series in a manner acceptable to the Board of Trustees. Certain expenses of a series specifically allocable to a particular class will be borne by that class; the expense of the series not so allocated will be allocated among the classes in a manner acceptable to the Board of Trustees and in accordance with any applicable exemptive order or rule of the SEC. Upon liquidation of a series, shareholders of each class of the series are entitled to share pro-rata (subject to liabilities, if any, allocated specifically to that class) in the net assets of that series available for distribution to shareholders and upon liquidation of the Trust, the respective series are entitled to share proportionately in the assets available to the Trust after allocation to the various series. If they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares (subject to rules and regulations of the Securities and Exchange Commission or by exemptive order) or the Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word “Series”). Shares are fully paid and non-assessable, except as set forth below with respect to potential liability of shareholders of a Massachusetts business trust; the holders of shares have no pre-emptive or conversion rights.

Voting Rights

At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) represented by the shares held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Trust. The Trust may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Trust, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of each series. If not so terminated, the Trust will continue indefinitely. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding voting securities of each series, unless it is clear that the interests of each series in the matter are identical or the matter does not affect a series. However, the rule exempts the selection of accountants and the election of Trustees from the separate voting requirement. Classes do not vote separately except that, as to matters exclusively affecting one class (such as the adoption or amendment of class-specific provisions of the Distribution Plan), only shares of that class are entitled to vote.

Each Fund has two classes of shares:

Original Shares: Original Shares are offered solely to (1) financial institutions for the investment of funds for their own account or for which they act in a fiduciary, agency, investment advisory or custodial capacity; (2) persons entitled to exchange into Original Shares under the exchange privileges of the Funds; (3) Trustees and officers of funds in the Aquila Group of Funds; (4) officers and employees of the Adviser, Administrator and Distributor and (5) shareholders owning shares of the Trust of record on January 20, 1995, the date on which the Funds first offered two classes of shares.

Service Shares: Service Shares are offered to anyone. There are no sales charges or redemption fees. Service Shares of each Fund are subject to a Distribution (12b-1) fee of 0.25 of 1% of the average annual assets of the Fund represented by Service Shares.

The Trust is an entity of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of a trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, for the protection of shareholders, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by any Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations. If any series or class is unable to meet the obligations attributable to it (which, in the case of the Trust, is a remote possibility), other series or classes would be subject to such obligations with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

The Declaration of Trust further indemnifies the Trustees out of the assets of each Fund and provides that they will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Purchase, Redemption, and Pricing of Shares

Amortized Cost Valuation

The Funds operate under Rule 2a-7, as amended (the “Rule”), of the Securities and Exchange Commission which permits them to value their portfolios on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

While the amortized cost method provides certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on a Fund’s shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. The converse would apply in a period of rising interest rates.

Under the Rule, each Fund’s Board of Trustees must establish, and has established, procedures (the “Procedures”) designed to stabilize at $1.00, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions. Such procedures must include review of the Fund’s portfolio holdings by the Board of Trustees at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund’s net asset value calculated by using available market quotations deviates from the $1.00 price per share based on amortized cost. “Available market quotations” may include actual market quotations (valued at the mean between bid and asked prices), estimates of market value reflecting current market conditions based on quotations or estimates of market value for individual portfolio instruments or values obtained from yield data relating to a directly comparable class of securities published by reputable sources.

Under the Rule, if the extent of any deviation between the net asset value per share based upon “available market quotations” (see above) and the Fund’s price per share based on amortized cost exceeds $0.005, the Board of Trustees must promptly consider what action, if any, will be initiated. When the Board of Trustees believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a price per share using available market quotations. The Procedures contemplate changes in the dividends payable by the each Fund under specified conditions, as described below under “Computation of Daily Dividends.” This portion of the Procedures provides that actions that the Trustees would consider under certain circumstances can be taken automatically.

Computation of Daily Dividends

Under the Procedures that each Fund’s Board of Trustees has adopted relating to amortized cost valuation, the calculation of each Fund’s daily dividends will change under certain circumstances from that indicated in the Prospectus. If on any day the deviation between the price per share determined on an amortized cost basis and the net asset value determined using market quotations is $0.003 or more, the amount of such deviation will be added to or subtracted from the daily dividend to the extent necessary to reduce such deviation to within $0.003.

If on any day there is insufficient net income to absorb any such reduction, the Board of Trustees would be required under the Rule to consider taking other action if the deviation, after eliminating the dividend for that day, exceeds $0.005. One of the actions which the Board of Trustees might take could be the elimination or reduction of dividends for more than one day.

Automatic Withdrawal Plan

If you own or purchase shares of a Fund having a net asset value of at least $5,000 you may establish an Automatic Withdrawal Plan under which you will receive a monthly or quarterly check in a stated amount, not less than $50. Stock certificates will not be issued for shares held under an Automatic Withdrawal Plan. All dividends must be reinvested.

Shares will be redeemed on the last business day of the month as may be necessary to meet withdrawal payments. Shares acquired with reinvested dividends will be redeemed first to provide such withdrawal payments and thereafter other shares will be redeemed to the extent necessary, and, depending upon the amount withdrawn, your principal may be depleted.

Redemption of shares for withdrawal purposes may reduce or even liquidate the account. Monthly or quarterly payments paid to shareholders may not be considered as a yield or income on investment.

Exchange Privileges

Original Shares

There is an exchange privilege available to holders of Original Shares of the Funds: the Aquila Group of Funds Exchange Privilege.

Aquila Group of Funds Exchange Privilege

Shareholders may exchange their Original Shares of any Fund into certain related tax-free municipal bond funds, the high-income corporate bond fund and an equity fund (the “Aquila Bond and Equity Funds”) and money-market funds (the “Aquila Money-Market Funds”), all of which (the “Aquila Exchange Group”) are sponsored by Aquila Investment Management LLC and Aquila Distributors, Inc., and have the same Administrator and Distributor as the Funds. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Aquila Bond and Equity Funds are Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund For Utah, Narragansett Insured Tax-Free Income Fund, Aquila Rocky Mountain Equity Fund and Aquila Three Peaks High Income Fund; the Aquila Money-Market Funds are the Funds. (With respect to exchanges of Original Shares of any Fund into shares of any other Fund, only exchanges for Original Shares of those funds are permitted.)

Because excessive trading in shares of the Funds can be harmful to the Funds and their other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Funds or any of the other Aquila Funds believe that they would be harmed or be unable to invest effectively or (ii) they receive or anticipate receiving simultaneous orders that may significantly affect the Funds or any other Aquila Fund.

The Aquila Bond and Equity Funds offer classes of Shares: Class A Shares (“Front-Payment Shares”) and Class C Shares (“Level-Payment Shares”), which can be purchased by anyone, and Class Y Shares (“Institutional Class Shares”), which are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Some funds also offer Financial Intermediary Class Shares (“Class I Shares”). The Exchange Privilege has different provisions for each class.

(1) Originally purchased Money-Market Fund shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a contingent deferred sales charge (“CDSC”) if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

(2) CDSCs upon redemptions of shares acquired through exchanges. If you exchange shares of the following categories, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired:

-           CDSC Class A Shares;

-           Class C Shares: and

-           Shares of a Money-Market Fund that were received in exchange for CDSC Class A Shares or Class C Shares.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

(3) Extension of Holding Periods by owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

Each Fund, as well as the Bond and Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Funds may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days’ written notice to shareholders.

Exchange Privilege for Service Shares:

Shareholders of any Fund may also exchange their Service Shares for Service Shares of any other Fund, all of which are series of the Trust and as such, have the same Administrator, Distributor and Adviser. They are collectively called the “Funds.”

All exchanges are subject to certain conditions described below.

Provisions Applicable to All Exchanges of Original Shares and Service Shares

All exercises of an exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; and (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the applicable minimum investment requirement of the investment company whose shares are being acquired.

To effect an exchange, you must complete a form which is available from the Distributor, unless you have elected the Telephone Exchange feature on the Application. The exchange will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Distributor of a properly completed form or Telephone Exchange request. The exchange prices will be the respective net asset values of the shares (unless a sales charge is to be deducted in connection with an exchange of shares as described above, in which case the exchange price of shares of the Aquila Bond or Equity Fund will be its public offering price).

Dividends paid by the Funds are taxable, except to the extent that dividends paid by the Tax-Free Fund (which invests in tax-free municipal obligations) are exempt from regular Federal income tax and Hawaiian income tax, and to the extent that dividends paid by the Government Securities Fund (which invests in U.S. government obligations) are exempt from state income taxes. Dividends paid by the Aquila Rocky Mountain Equity Fund and the Aquila Three Peaks High Income Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or the Tax-Free Fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a fund under the exchange privilege arrangement.

An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; should any such loss occur, no representation is made as to its deductibility.

If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Disclosure of Portfolio Holdings

Under Fund policies, the Administrator publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter.  Such information will remain accessible until the next schedule is made publicly available.  It may also disclose other portfolio holdings as of a specified date.  You may obtain a copy of any Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund’s website at www.aquilafunds.com.

In addition, the Administrator may share any Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Administrator may also disclose non-public information regarding the Funds’ portfolio holdings to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund’s Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  All non-public portfolio holdings information is provided pursuant to arrangements as to confidentiality.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Fund’s shareholders and the Fund’s Administrator, Adviser, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Fund, the Administrator and the Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The Funds currently provide holdings information to

1. Interactive Data Pricing and Reference Data, Inc. (pricing services) on a daily basis with no lag;

2. Bloomberg, Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15 -day lag;

3. Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis; and

4. Fitch, its financial printer, as soon as practicable following each fiscal quarter-end.

Transfer on Death Registration

Each of the funds in the Aquila Group of Funds now generally permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of a Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with a Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with a Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Transfer Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

 You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

 Distribution Plan

Each Fund has adopted a Distribution Plan under Rule 12b-1 (“Rule 12b-1”) under the 1940 Act; all of the plans have substantially the same terms. In the following material the “Plan” means the Plan of any of the Funds. Rule 12b-1 provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a plan adopted under Rule 12b-1. The Plan is in two parts.

The Plan states that while it is in effect, the selection and nomination of those Trustees of any Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Part I of the Plan

Part I of the Plan is designed to protect against any claim involving the Fund that the administration fee and some of the expenses which the Fund pays or may pay come within the purview of Rule 12b-1. No Fund considers such fee or any payment enumerated in Part I of the Plan as so financing any such activity. However, it might be claimed that such fee and some of the expenses a Fund pays come within the purview of Rule 12b-1. If and to the extent that any payments (including fees) specifically listed in Part I of the Plan are considered to be primarily intended to result in or are indirect financing of any activity which is primarily intended to result in the sale of a Fund’s shares, these payments are authorized under the Plan.

As used in Part I of the Plan, “Qualified Recipients” means (i) any principal underwriter or underwriters of a Fund (other than a principal underwriter which is an affiliated person, or an affiliated person of an affiliated person, of the Administrator) and (ii) broker-dealers or others selected by Aquila Investment Management LLC (the “Administrator”) with which it or a Fund has entered into written agreements (“Plan Agreements”) and which have rendered assistance (whether direct, administrative or both) in the distribution and/or retention of a Fund’s shares or servicing shareholder accounts. “Qualified Holdings” means, as to any Qualified Recipient, all Fund shares beneficially owned by such Qualified Recipient or by one or more customers (brokerage or other) or other contacts and/or its investment advisory or other clients, if the Qualified Recipient was, in the sole judgment of the Administrator, instrumental in the purchase and/or retention of such Fund shares and/or in providing administrative assistance in relation thereto.

The Plan permits the Administrator to make payments (“Administrator’s Permitted Payments”) to Qualified Recipients. These Administrator’s Permitted Payments are made by the Administrator and are not reimbursed by the Fund to the Administrator. Permitted Payments may not exceed, for any fiscal year of a Fund (pro-rated for any fiscal year which is not a full fiscal year), in the case of the Cash Fund, 0.15 of 1% of the average annual net assets of the Fund, and in the case of the Tax-Free Fund and the Government Securities Fund 0.10 of 1% of their respective average annual net assets. The Administrator shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) to determine the amount of Administrator’s Permitted Payments, if any, to each Qualified Recipient, provided that the total Administrator’s Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Administrator is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. The Plan states that whenever the Administrator bears the costs, not borne by a Fund’s Distributor, of printing and distributing all copies of the Fund’s prospectuses, statements of additional information and reports to shareholders which are not sent to the Fund’s shareholders, or the costs of supplemental sales literature and advertising, such payments are authorized.

Part I of the Plan recognizes that, in view of the Administrator’s Permitted Payments and bearing by the Administrator of certain distribution expenses, the profits, if any, of the Administrator are dependent primarily on the administration fees paid by the Fund to the Administrator and that its profits, if any, would be less, or losses, if any, would be increased due to such Administrator’s Permitted Payments and the bearing by it of such expenses. If and to the extent that any such administration fees paid by the Fund might, in view of the foregoing, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized by Part I of the Plan.

Part I of the Plan also states that if and to the extent that any of the payments by the Fund listed below are considered to be “primarily intended to result in the sale of” shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

Part I of the Plan states that while Part I is in effect, the Fund’s Administrator shall report at least quarterly to the Fund’s Trustees in writing for its review on the following matters: (i) all Administrator’s Permitted Payments made to Qualified Recipients, the identity of the Qualified Recipient of each Payment and the purpose for which the amounts were expended; (ii) all costs of each item specified in the second preceding paragraph (making estimates of such costs where necessary or desirable) during the preceding calendar or fiscal quarter; and (iii) all fees of the Fund to the Administrator paid or accrued during such quarter.

Part I of the Plan defines as the Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. Part I of the Plan, unless terminated as hereinafter provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of Part I of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that Part I of the Plan will benefit the Fund and its shareholders. Part I of the Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund. Part I of the Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, and all amendments must be approved in the manner set forth above as to continuance of Part I of the Plan.

Part I of the Plan states that in the case of a Qualified Recipient which is a principal underwriter of the Fund the Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, Rule 12b-1. The Plan also states that in the case of Qualified Recipients which are not principal underwriters of the Fund, the Plan Agreements with them shall be the agreements with the Administrator with respect to payments under Part I of the Plan.

Under Rule 12b-1, all agreements related to implementation of a plan must be in writing and must contain specified adoption and continuance requirements, including a requirement that they terminate automatically on their “assignment,” as that term is defined in the 1940 Act. The other adoption and continuance requirements as to such agreements are the same as those described above as to Part I of the Plan itself except that: (i) no shareholder action is required for the approval of such agreements, and (ii) termination by Trustee or shareholder action as there described may be on not more than 60 days’ written notice. The Plan Agreement between the Fund and the Administrator is governed by the foregoing requirements.

During the Funds’ fiscal year ended March 31, 2009 no or nominal Administrator’s Permitted Payments (under $1,000) were made by the Administrator to Qualified Recipients.

The formula under which the payments described above may be made under Part I of the Plan by the Administrator was arrived at by considering a number of factors. One of such factors is that such payments are designed to provide incentives for Qualified Recipients (i) in the case of Qualified Recipients which are principal underwriters, to act as such and (ii) in the case of all Qualified Recipients, to devote substantial time, persons and effort to the sale of the shares of the Fund. Another factor is that such payments by the Administrator to Qualified Recipients may provide the only incentive for Qualified Recipients to do so; there is no sales charge on the sale of the Fund’s shares and, although Part II of the Plan, as discussed below, permits certain payments by the Fund to persons providing distribution and/or shareholder service assistance, those payments are permitted only in connection with one of the Fund’s two classes of shares. Another factor is that the Fund is one of a group of funds having certain common characteristics. Each such fund (i) is a money-market fund; and (ii) has as its investment adviser a banking institution or an affiliate which invests assets over which it has investment authority in money-market funds advised by other banking institutions or affiliates. The marketing of the Fund’s shares may be facilitated since each such institution can, due to these common characteristics, be fully and currently informed as to the quality of the investments of and other aspects of the operations of each of the other funds and if such an investment is otherwise appropriate, can, although not required to do so, invest assets over which it has investment authority in one or more of the other funds.

Part II of the Plan

Part II of the Plan authorizes payment of certain distribution or service fees by the Fund in connection with Service Shares of the Fund.

As used in Part II of the Plan, “Designated Payees” means (i) any principal underwriter or underwriters of the Fund and (ii) broker-dealers or others selected by Aquila Distributors, Inc. (the “Distributor”) with which it or the Fund has entered into written agreements (“Distributor’s Plan Agreements”) and which have rendered assistance (whether direct, administrative or both) in the distribution and/or retention of shares of the specified class or servicing shareholder accounts with respect to those shares. “Qualified Holdings” means, as to any Designated Payee, all Service Shares beneficially owned by such Designated Payee or by one or more customers (brokerage or other) or other contacts and/or its investment advisory or other clients, if the Designated Payee was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance in relation thereto.

Part II of the Plan permits the Fund to make payments (“Fund’s Permitted Payments”) to Designated Payees. These Fund’s Permitted Payments are made by the Fund directly or through the Distributor and may not exceed, for any fiscal year of the Fund (pro-rated for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Service Shares class of Fund shares. Such payments are to be made out of the Fund assets allocable to Service Shares. The Distributor shall have sole authority (i) as to the selection of any Designated Payee or Payees; (ii) not to select any Designated Payee; and (iii) to determine the amount of Fund’s Permitted Payments, if any, to each Designated Payee, provided that the total Fund’s Permitted Payments to all Designated Payees do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Designated Payee; (b) the extent to which the Designated Payee has, at its expense, taken steps in the shareholder servicing area; and (c) the possibility that the Qualified Holdings of the Designated Payee would be redeemed in the absence of its selection or continuance as a Designated Payee. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Designated Payee.

           Part II of the Plan states that while Part II is in effect, the Distributor shall report at least quarterly to the Fund’s Trustees in writing for its review on the following matters: (i) all Fund’s Permitted Payments made to Designated Payees, the identity of the Designated Payee of each Payment and the purpose for which the amounts were expended; and (ii) all fees of the Fund to the Distributor, Adviser or Administrator paid or accrued during such quarter.

Part II of the Plan, unless terminated as hereinafter provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of Part II of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that Part II of the Plan will benefit the Fund and its shareholders. Part II of the Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Service Shares class. Part II of the Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, and all amendments must be approved in the manner set forth above as to continuance of Part II of the Plan.

Part II of the Plan states that in the case of a Designated Payee which is a principal underwriter of the Fund, the Distributor’s Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, Rule 12b-1. The Plan also states that in the case of Designated Payees which are not principal underwriters of the Fund, the Distributor’s Plan Agreements with them shall be the agreements with the Distributor with respect to payments under Part II of the Plan.

During the three fiscal years ended March 31, 2010, 2009 and 2008 the following payments were made by each of the Funds under Part II of their respective Plans to Designated Payees. All such payments were for compensation.  The Bank of Hawaii and a subsidiary, Bankoh Investment Services, Inc., are among those who receive payments authorized by Part II of the Plans.

	Cash Fund	Tax-Free Fund	Government Securities Fund

2010	$224,278	$136,982	$653,613

2009	$379,809	$191,054	$1,935,107

2008	$350,675	$174,056	$2,737,670

Taxation of the Trust

Each Fund, during its last fiscal year, qualified and intends to continue to qualify under subchapter M of the Internal Revenue Code; if so qualified it will not be liable for Federal income taxes on amounts distributed by the Fund.

Underwriter

Aquila Distributors, Inc. acts as each Fund’s principal underwriter in the continuous public offering of each Fund’s shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors Inc.	None	None	None	None

The Distributor currently handles the distribution of the shares of twelve funds (three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund), including the Funds.

The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.

APPENDIX A

NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS

At the date of this Additional Statement there are ten organizations registered with the Securities and Exchange Commission (SEC) as Nationally Recognized Statistical Rating Organizations (“NRSROs”)  under Section 15E of the Securities Exchange Act of 1934. Not all NRSROs rate securities in which the Funds invest. The names of some important and widely-known NRSROs, brief summaries of their respective rating systems, some of the factors considered by each of them in issuing ratings, and their individual procedures are described below.

STANDARD & POOR’S

Commercial paper consists of unsecured promissory notes issued to raise short-term funds. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt  having an original maturity of no more than 365 days.  S&P’s commercial paper ratings are graded into several categories from “A-1” for the highest-quality obligations (which can also have a plus (+) sign designation) to “D” for the lowest. The two highest categories are:

A-1: This highest category indicates the degree of safety regarding timely payment is strong. Those issues  determined to possess extremely strong safety characteristics are denoted with a plus (+) sign.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based, in varying degrees, on the following considerations:

1) Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations;

2) Nature of and provisions of the obligation; and

3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The two highest categories are:

AAA: Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a degree.

MOODY’S INVESTORS SERVICE

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated. The two highest categories are:

Prime-1: Issuers rated P-1 have a superior ability for repayment of senior short-term debt obligations, evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capital structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of markets and assured sources of alternative liquidity.

Prime-2: Issuers rated P-2 have a strong ability for repayment of senior short-term debt obligations, evidenced by the above-mentioned characteristics, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by large or exceptionally stable margin and principal is secure. Corporate bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

DOMINION BOND RATING SERVICE LIMITED (“DBRS”)

DBRS Bond and Long Term Debt Rating Scale.  Long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

AAA        Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest.

AA           Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high.

A	Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities.

BBB         Bonds rated BBB are of adequate credit quality.

BB	Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.

B
Bonds rated B are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

DBRS Commercial Paper and Short Term Debt Rating Scale.  Commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner.  All three DBRS rating categories for short term debt use “high,” “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

R-1 (high)	Short term debt rated R-1 (high) is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due.

R-1 (middle)	Short term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree.

R-1 (low)
Short term debt rated R-1 (low) is of satisfactory credit quality.  the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.

R-2 (high),                      Short term debt rated R-2 is of adequate credit quality and within the three subset grades,
R-2 (middle),                                debt protection ranges from having reasonable ability for timely repayment to a level
R-2 (low)                      which is considered only just adequate.

R-3 (high),                      Short term debt rated R-3 is speculative, and within the three subset grades, the capacity
R-3 (middle),                                for timely payment ranges from mildly speculative to doubtful.
R-3 (low)

FITCH INVESTORS SERVICE, INC.

The Fitch short-term ratings apply to debt obligations that are payable on demand which include commercial paper, certificates of deposit, medium-term notes and municipal and investment notes.  Short-term ratings places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.  Fitch short-term ratings are:

F-1+: Issues assigned this rating are regarded as having the  strongest degree of assurance for timely payment.

F-1: Issues assigned this rating reflect an assurance of  timely payment only slightly less in degree than issues  rated “F-1+”.

The Fitch long-term rating represents their assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. The Fitch long-term rating are:

AAA: Bonds considered to be investment grade and of the  highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:  Bonds considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong.

DESCRIPTION OF MUNICIPAL BOND AND COMMERCIAL PAPER RATINGS

Municipal Bond Ratings

Standard & Poor’s.  A Standard & Poor’s municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.           Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.           Nature of and provisions of the obligation;

III.           Protection afforded by, and relative position of, the   obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

           AAA           Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA           Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A           Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB           Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor’s ratings for municipal note issues are designated SP in order to help investors distinguish more clearly the credit quality of notes as compared to bonds. Notes bearing the designation SP-1 are deemed very strong or to have strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. Notes bearing the designation SP-2 are deemed to have a satisfactory capacity to pay principal and interest.

Moody’s Investors Service.  A brief description of the applicable Moody’s Investors Service rating symbols and their meanings follows:

Aaa           Bonds which are rated Aaa are judged to be of the best  quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa           Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A           Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa           Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Moody’s Short Term Loan Ratings - There are three rating categories for short-term obligations, all of which define an investment grade situation. These are designated as Moody’s Investment Grade MIG 1 through MIG 3. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings.  Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer’s specific structural or credit features.

MIG1/VMIG1                                This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2                                This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3/VMIG3                                This designation denotes acceptable credit quality.   Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

Commercial Paper Ratings

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 -- Highest Quality; Prime 2 -- Higher Quality; Prime 3 -- High Quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment.  Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment.  Issues in this category are designed with the numbers 1, 2 and 3 to indicate the relative degree of safety.  The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  A “+” designation is applied to those issues rated “A-1” which possess safety characteristics. Capacity for timely payment on issues with the designation A-2 is strong.  However, the relative degree of safety is not as high as for issues designated A-1.  Issues carrying the designation A-3 have a satisfactory capacity for timely payment.  They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.